PROSPECTUS
--------------------------------------------------------------------------------

                    18,122,963 Shares of Beneficial Interest

                     Pilgrim America Prime Rate Trust Logo
               Issuable Upon Exercise of Non-Transferable Rights
              to Subscribe for Such Shares of Beneficial Interest
                      New York Stock Exchange Symbol: PPR
--------------------------------------------------------------------------------
Pilgrim America Prime Rate Trust (the "Trust") is issuing to its shareholders ("Shareholders") of record as of the close of business on October 18, 1996 (the "Record Date") non-transferable rights (the "Rights") entitling the holders thereof to subscribe for up to an aggregate of 18,122,963 shares of beneficial interest of the Trust ("Common Shares" or "Shares"), at the rate of ONE COMMON SHARE FOR EACH FIVE RIGHTS HELD (the "Offer"). Shareholders of record will receive one NON-TRANSFERABLE right for each share held and Shareholders who fully exercise their Rights will have, subject to certain limitations and subject to allotment, an OVER-SUBSCRIPTION privilege (the "Over-Subscription Privilege"). Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other exchange. Shares of the Trust trade on the NYSE under the symbol "PPR." See "The Offer." THE SUBSCRIPTION PRICE (THE "SUBSCRIPTION PRICE") PER SHARE WILL BE 97.5% OF THE LOWER OF (a) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE TRUST'S COMMON SHARES ON THE NYSE ON NOVEMBER 12, 1996 (THE "PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS OR (b) THE NET ASSET VALUE ("NAV") PER SHARE AS OF THE PRICING DATE.

THE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 12, 1996 (THE "EXPIRATION DATE"). FOR ADDITIONAL INFORMATION REGARDING THE OFFER, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION (THE "INFORMATION AGENT") AT (800) 733-8481, EXTENSION 350.

The Trust is a diversified, closed-end management investment company. The Trust's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective by investing in interests in variable or floating-rate senior collateralized corporate loans ("Senior Loans"), the interest rates of which float periodically based upon a benchmark indicator of prevailing interest rates. Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust's use of leverage. See "Risk Factors and Special Considerations." The Trust's Investment Manager is Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager"). The address of the Trust is Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

The Trust announced the Offer after the close of trading on the NYSE on September 16, 1996. The NAV of the Common Shares at the close of business on September 16, 1996 and October 18, 1996 was $9.57 and $9.58, respectively, and the last reported sales prices per Common Share on the NYSE for those dates was $9.875 and $9.625, respectively.

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer. In addition, because the Subscription Price per Share will be less than the current NAV per share, the Offer will result in an immediate dilution of the NAV per share for all existing Shareholders. Such dilution, which might be substantial, is not currently determinable because it is not known how many Shares will be subscribed for, what the NAV or market price of the Common Shares will be on the Pricing Date or what the Subscription Price will be. Shareholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their Rights. See "The Offer" and "Risk Factors and Special Considerations."
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                Estimated              Estimated        Estimated Proceeds to
                                          Subscription Price(1)      Sales Load(2)            Trust(3)
--------------------------------------------------------------------------------------------------------------
Per Share................................          $9.34                $0.327                 $9.013
--------------------------------------------------------------------------------------------------------------
Total Maximum............................      $169,268,474           $5,926,209            $163,342,266
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                Footnotes set forth on next page
--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. A Statement of Additional Information dated October 18, 1996 (the "SAI") containing additional information about the Trust has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 36 of this Prospectus, may be obtained without charge by contacting the Trust at (800) 331-1080.

                                DEALER MANAGERS
PRUDENTIAL SECURITLES INCORPORATED                           MERRILL LYNCH & CO.

October 18, 1996

(continued from previous page)

(1) Estimated on the basis of the NAV per share of the Trust's Common Shares on October 18, 1996. Pursuant to the Over-Subscription Privilege, the Trust may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Trust increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $211,585,586, the total maximum Estimated Sales Load will be approximately $7,407,761, and the total maximum Estimated Proceeds to the Trust will be approximately $204,177,825.

(2) In connection with the Offer, the Trust has agreed to pay Prudential Securities Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer Managers") a fee for their financial advisory, marketing and soliciting services equal to 3.5% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $150,000. The Dealer Managers will reallow to certain broker-dealers a concession of 2.25% of the Subscription Price per Share for Shares issued pursuant to the Offer. See "Distribution Arrangements." These fees and expense reimbursement will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. The Trust and the Investment Manager have agreed to indemnify the Dealer Managers against certain liabilities under the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act").

(3) Before deduction of expenses incurred by the Trust, estimated at approximately $1,016,088, including $150,000 to be paid to Prudential Securities Incorporated for reimbursement of its expenses.

                               PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes 100% participation in the Primary Subscription and that the allowable increase of 25% of the Shares offered hereby pursuant to the Over-Subscription Privilege will not occur.

                             THE OFFER AT A GLANCE

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  The Offer                    The Trust is issuing to Record Date Shareholders one
                               non-transferable Right for each share held entitling
                               Shareholders to subscribe for Shares of the Trust at the
                               rate of one Common Share for each five Rights.
-------------------------------------------------------------------------------------------
  Subscription Price           The Subscription Price will be 97.5% of the lower of (a) the average of the last reported sales price per Common Share on the NYSE on the Pricing Date and the four preceding business days or (b) the NAV per share as of the Pricing Date.
-------------------------------------------------------------------------------------------
  Over-Subscription Privilege  Shareholders who fully exercise their Rights may have, subject to certain limitations and subject to allotment, a privilege to subscribe for additional Shares. The Trust may, at its discretion, issue up to an additional 25% of the
                               Shares available in the Offer to honor over-subscriptions.
-------------------------------------------------------------------------------------------
  Purpose of Offer             The Trust's Investment Manager believes that increasing the
                               Trust's assets through the Offer will improve the Trust's
                               competitive position within the Senior Loan market. While
                               there can be no assurance that potential benefits will be
                               realized, improving the Trust's competitive position is
                               intended to:
                               -     increase income from investments over time;

                               -     allow the Trust to increase its average investment
                                     size while maintaining portfolio diversification; and

                               -     enhance the Trust's ability in the secondary Senior
                                     Loan market to generate cash for new investments and
                                     to sell Senior Loans at a profit.
                               PAII believes the Offer will reduce the Trust's operating
                               costs per share.

                               The Offer affords Shareholders the opportunity to purchase additional Shares of the Trust at a price that will be below market value and NAV at the Expiration Date.

                               (See "The Offer -- Purpose of the Offer.")
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                             THE OFFER AT A GLANCE

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  Use of Proceeds              It is expected that net proceeds of the Offer will be used to pay down the Trust's outstanding borrowings, and
                               therefore will be invested in Senior Loans consistent with the Trust's investment policies almost immediately. PAII
                               believes that the Trust's monthly dividend will not be
                               reduced as a result of the Offer, although there can be no assurance of this. (See "Use of Proceeds.")
-------------------------------------------------------------------------------------------
  How to Obtain Subscription   Contact your broker.
  Information
                               Contact the Information Agent toll-free at (800) 733-8481, extension 350.
-------------------------------------------------------------------------------------------
  How to Subscribe             Shareholders may subscribe in one of the two following ways:
                               -     Deliver a completed Exercise Form and payment to the
                                     Subscription Agent by the Expiration Date.
                               -     If your Shares are held in a brokerage or bank
                                     account, have your broker or bank deliver a Notice of
                                     Guaranteed Delivery to the Subscription Agent by the
                                     Expiration Date.
-------------------------------------------------------------------------------------------
  Subscription Agent           State Street Bank and Trust Company
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                          IMPORTANT DATES TO REMEMBER

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  Record Date..........................................................
                                                                           October 18, 1996
  Subscription Period..................................................
                                                                        October 21, 1996 --
                                                                          November 12, 1996
  Deadline for delivery of Exercise Form together with payment of
  Estimated Subscription Price or for delivery of Notice of Guaranteed
  Delivery.............................................................
                                                                          November 12, 1996
  Expiration Date and Pricing Date.....................................
                                                                          November 12, 1996
  Deadline for payment pursuant to Notice of Guaranteed Delivery.......
                                                                          November 15, 1996
  Confirmation Date to Registered Shareholders.........................
                                                                          November 27, 1996
  For Registered Shareholder Purchases -- deadline for payment of unpaid balance if final Subscription Price is higher than Estimated
  Subscription Price...................................................
                                                                           December 6, 1996
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                             THE TRUST AT A GLANCE

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  The Trust                    The Trust is a diversified, closed-end management investment company organized as a Massachusetts business trust. As of
                               October 18, 1996, the Trust's NAV per share was $9.58.
-------------------------------------------------------------------------------------------
  NYSE Listed                  As of October 18, 1996, the Trust had 90,614,818 Shares
                               outstanding, which are traded on the NYSE under the symbol
                               "PPR." As of October 18, 1996, the last reported sales price of a share of the Trust was $9.625. The Rights are
                               non-transferable and therefore will not be admitted for
                               trading on the NYSE.
-------------------------------------------------------------------------------------------
  Investment Objective         To obtain as high a level of current income as is consistent with the preservation of capital.
-------------------------------------------------------------------------------------------
  Primary Investment Strategy  The Trust seeks to achieve its investment objective by acquiring interests in Senior Loans with interest rates that float periodically based on a benchmark indicator of
                               prevailing interest rates, such as the Prime Rate or London
                               Inter-Bank Offered Rate ("LIBOR"). The Trust may also employ techniques such as borrowing for investment purposes. There can be no assurance that the Trust will achieve its
                               investment objective.
-------------------------------------------------------------------------------------------
  Diversification              The Trust maintains a diversified investment portfolio. As a diversified management investment company, the Trust, with respect to 75% of its total assets, may invest no more than
                               5% of the value of its total assets in any one issuer (other than the U.S. Government). This strategy of diversification is intended to manage risk by limiting exposure to any one issuer.
-------------------------------------------------------------------------------------------
  General Investment           Under normal circumstances, at least 80% of the Trust's
  Guidelines                   assets is invested in Senior Loans.

                               A maximum of 25% of the Trust's assets is invested in any
                               one industry.

                               The Trust only invests in Senior Loans in U.S. corporations or corporations domiciled in Canada or U.S. territories and possessions, and the Senior Loans must be denominated in
                               U.S. dollars.
-------------------------------------------------------------------------------------------
  Distributions                Income dividends are declared and paid monthly. Income
                               dividends may be distributed in cash or reinvested in
                               additional full and fractional shares through the Trust's
                               Dividend Reinvestment and Cash Purchase Plan.
-------------------------------------------------------------------------------------------
  Investment Manager           Pilgrim America Investments, Inc.
-------------------------------------------------------------------------------------------
  Administrator                Pilgrim America Group, Inc.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

              RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

This Prospectus contains certain statements that may be deemed to be "forward-looking statements." Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. For additional information, see "Risk Factors and Special Considerations."

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  Dilution                     The Offer will result in dilution.

                               Record Date Shareholders who do not fully exercise their
                               Rights will experience as a result of the Offer: dilution of
                               NAV per share; dilution of a proportionate ownership
                               interest in the Trust; and dilution of voting power.

                               Also, an immediate dilution of the NAV per share will be
                               experienced by all Shareholders, regardless of whether they exercise any or all of their rights, because the
                               Subscription Price will be less than the current NAV per
                               share, and the number of shares outstanding after the Offer will increase by a greater percentage than the increase in the size of the Trust's assets.
-------------------------------------------------------------------------------------------
  Discount from NAV            The Trust's shares may trade at a discount to NAV. This is a risk separate and distinct from the risk that the Trust's
                               NAV will decrease.
-------------------------------------------------------------------------------------------
  Credit Risk                  Investment in the Trust involves the risk that borrowers
                               under Senior Loans may default on obligations to pay
                               principal and interest when due, and the risk that the
                               Trust's investment objective may not be realized.
-------------------------------------------------------------------------------------------
  Limited Secondary Market     Because of a limited secondary market for Senior Loans, the
                               Trust may be limited in its ability to sell portfolio
                               holdings to generate gains or avoid losses.
-------------------------------------------------------------------------------------------
  Leverage                     The Trust may borrow for investment purposes, which
                               increases both investment opportunity and investment risk.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                                 TRUST EXPENSES

The following table is intended to assist the Trust's investors in understanding the various costs and expenses associated with investing in the Trust through the exercise of Rights.(1)

                                                                NET ASSETS        NET ASSETS
                                                                   PLUS             WITHOUT
                                                               BORROWINGS(2)     BORROWINGS(3)
                                                               -------------     -------------
    Shareholder Transaction Expenses
      Sales Load (as a percentage of Subscription
         Price)(4)...........................................       3.50%             3.50%
      Dividend Reinvestment and Cash Purchase Plan Fees......       NONE              NONE
    Annual Expenses (as a percentage of net assets
      attributable to Common Shares)
      Management and Administrative Fees(5)..................       1.17%             0.94%
      Other Operating Expenses(6)............................       0.31%             0.26%
                                                                    ----              ----
    Total Annual Expenses before Interest Expense............       1.48%             1.20%
      Interest Expense on Borrowed Funds.....................       2.00%             0.00%
                                                                    ----              ----
              Total Annual Expenses(7).......................       3.48%             1.20%
                                                                    ====              ====

---------------
(1) The calculations in the fee table above are based on the Trust's expenses as a ratio of net assets. Certain expenses of the Trust, such as management and administrative fees, are calculated on the basis of net assets plus borrowings. If the Trust's expenses are calculated on the basis of net assets plus borrowings (including borrowings equal to 25% of net assets), the annual expenses in the fee table would read as follows:

        Annual Expenses (as a percentage of net assets
          plus borrowings attributable to Common Shares)
          Management and Administrative Fees..................................  0.88%
          Other Operating Expenses............................................  0.23%
                                                                                ----
        Total Annual Expenses before Interest Expense.........................  1.11%
          Interest Expense on Borrowed Funds..................................  1.50%
                                                                                ----
                  Total Annual Expenses.......................................  2.61%
                                                                                ====

(2) Expenses are calculated based upon the Trust's net assets plus outstanding borrowings (at 25% of net assets) and are shown as a ratio of net assets.

(3) Expense ratios are calculated based upon net assets of the Trust and assume that no borrowings have been made.

(4) The Trust has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.5% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse Prudential Securities Incorporated for out-of-pocket expenses up to $150,000. In addition, the Trust has agreed to pay a fee to the Subscription Agent and the Information Agent estimated to be $150,000 and $56,000, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses are estimated to be $1,016,088. These fees will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(5) Pursuant to an Investment Management Agreement with the Trust, PAII is entitled to receive a fee of 0.85% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $700 million; 0.75% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $700 million up to $800 million; and 0.65% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. PAII has agreed to reduce its management fee for a period of three years from the Expiration Date to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. See "Investment

    Management and Other Services -- Investment Manager." Pursuant to its Administration Agreement with the Trust, Pilgrim America Group, Inc. ("PAGI" or the "Administrator"), the Trust's Administrator, is entitled to receive a fee of 0.15% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. See "Investment Management and Other Services -- The Administrator."

(6) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(7) The indicated 3.48% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $162,326,178 million (with an estimated Subscription Price of $9.34 per share) and that, as a result, based on the Trust's net assets of $868,290,878 on October 18, 1996, the net assets attributable to Shareholders would be $1,030,617,056.

                         EXAMPLE                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
    --------------------------------------------------  -------     -------     -------     --------
    You would pay the following expenses on a $1,000
      investment, assuming a 5% annual return and
      where the Trust has borrowed....................    $69        $138        $209         $397
    You would pay the following expenses on a $1,000
      investment, assuming a 5% annual return and
      where the Trust has not borrowed................    $47        $ 72        $ 99         $175

    This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. See also Note (7) above for assumptions made in calculating the expenses in this hypothetical example. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Investment Management and Other Services."

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

FINANCIAL HIGHLIGHTS TABLE

The table below sets forth selected financial information which has been derived from the financial statements in the Trust's Annual Report dated as of February 29, 1996 and Semi-Annual Report dated as of August 31, 1996. For the fiscal year ended February 29, 1996, the information in the table below has been audited by KPMG Peat Marwick, LLP, independent certified public accountants. For all periods ending prior to February 29, 1996, the financial information was audited by the Trust's former auditors, Tait, Weller & Baker, independent certified public accountants. This information should be read in conjunction with the Financial Statements and Notes thereto included in the Trust's February 29, 1996 Annual Report to Shareholders and August 31, 1996 Semi-Annual Report to Shareholders, which contain further information about the Trust's performance, and which are available to Shareholders upon request and without charge. The Trust's unaudited financial statements for the six months ended August 31, 1996 are included as an Appendix to this Prospectus.

                                SIX MONTHS                                                                              MAY 12,
                                  ENDED                              YEAR ENDED FEBRUARY 28*                           1988** TO
                                AUGUST 31,  -----------------------------------------------------------------------  FEBRUARY 28,
                                  1996      1996(6)     1995      1994      1993       1992        1991       1990        1989
                                ----------  --------  --------  --------  --------  ---------  ----------  --------  ------------
PER SHARE OPERATING
  PERFORMANCE

NAV, beginning of period......  $     9.61  $   9.66  $  10.02  $  10.05  $   9.96  $    9.97  $    10.00  $   10.00    $   10.00
                                ----------  --------  --------  --------  --------  ---------  ----------  ---------    ---------
Net investment income.........        0.40      0.89      0.74      0.60      0.60       0.76        0.98       1.06         0.72

Net realized and unrealized
  gain (loss) on investment...       (0.01)    (0.08)     0.07     (0.05)     0.01      (0.02)      (0.05)        --           --
                                ----------  --------  --------  --------  --------  ---------  ----------  ---------    ---------
Increase in NAV from
  investment operations.......        0.39      0.81      0.81      0.55      0.61       0.74        0.93       1.06         0.72
                                ----------  --------  --------  --------  --------  ---------  ----------  ---------    ---------
Distributions from net
  investment income...........       (0.40)    (0.86)    (0.73)    (0.60)    (0.57)     (0.75)      (0.96)     (1.06)       (0.72)
                                ----------  --------  --------  --------  --------  ---------  ----------  ---------    ---------
Reduction in NAV from rights
  offering....................          --        --     (0.44)       --        --         --          --         --           --
                                ----------  --------  --------  --------  --------  ---------  ----------  ---------    ---------
Increase in NAV from
  repurchase of capital
  stock.......................          --        --        --      0.02      0.05         --          --         --           --
                                ----------  --------  --------  --------  --------  ---------  ----------  ---------    ---------
NAV, end of period............  $     9.60  $   9.61  $   9.66  $  10.02  $  10.05  $    9.96  $     9.97  $   10.00    $   10.00
                                ==========  ========  ========  ========  ========  =========  ==========  =========    =========
Closing market price at end
  of period...................  $     9.88  $   9.50  $   8.75  $   9.25  $   9.13  $      --  $       --  $      --    $      --

TOTAL RETURN

Total investment return based
  on closing market price(3)..        8.40%    19.19%   3.27%(5)    8.06%    10.89%        --          --         --           --

Total investment return based
  on NAV(4)...................        4.18%     9.21%   5.24%(5)    6.28%     7.29%      7.71%       9.74%     11.13%        7.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (thousands).................  $  867,306  $862,938  $867,083  $719,979  $738,810   $874,104  $1,158,224  $1,036,470   $ 252,998

Ratios to average net assets:

  Expenses....................      1.58%(1)    1.23%     1.30%     1.31%     1.42%    1.42%(2)      1.38%     1.46%(2)  1.18%(1)(2)

  Net investment income.......      8.41%(1)    9.23%     7.59%     6.04%     5.88%    7.62%(2)      9.71%    10.32%(2)  9.68%(1)(2)

Portfolio turnover rate.......          42%       88%      108%       87%       81%        53%         55%        100%        49%(1)

Shares outstanding at end of
  period (thousands)..........      90,355    89,794    89,794    71,835    73,544     87,782     116,022     103,600      25,294

Average daily balance of debt
  outstanding during the
  period (thousands)(7).......  $   40,054  $     --  $  2,811  $     --  $    636   $  8,011   $   2,241   $      --   $      --

Average monthly shares
  outstanding during the
  period (thousands)..........      90,010    89,794    74,598        --    79,394    102,267     114,350          --          --

Average amount of debt per
  share during the period(7)..  $     0.45  $     --  $   0.04  $     --  $   0.01   $   0.08   $    0.02   $      --   $      --

---------------
 * Or February 29, if applicable.

** Commencement of operations.

(1) Annualized.

(2) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.95% (1), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratio of net investment income to average net assets was 8.91%(1), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the NYSE. Accordingly, the total investment return at closing market price for the periods prior to the year ended February 28, 1993 is not presented since market values for the Trust's shares were not available.

(4) Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares.

(5) Calculation of total return excludes the effect of the per share dilution resulting from the rights offering in 1995 as the total account value of a fully subscribed Shareholder was minimally impacted.

(6) PAII, the Trust's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

(7) Prior to May 2, 1996, the Trust borrowed to enable it to purchase its shares in connection with periodic tender offers. On May 2, 1996, the Trust received shareholder approval to borrow for investment purposes. As of August 31, 1996, the Trust had outstanding borrowings of $197,000,000 under a $285 million line of credit. See "Policy on Borrowing" in this section.

TRUST CHARACTERISTICS AND COMPOSITION

The following tables set forth certain information with respect to the characteristics and the composition of the Trust's investment portfolio in terms of percentages of total investments as of August 31, 1996.

        -----------------------------------------------------------------------------
                                    TRUST CHARACTERISTICS
        -----------------------------------------------------------------------------
        Net Assets...................................................  $  867,305,590
        Assets Invested in Senior Loans..............................  $1,049,886,435
        Total Number of Senior Loans.................................             105
        Average Amount Outstanding per Senior Loan...................  $    9,998,918
        Total Number of Industries...................................              28
        Year to Date Portfolio Turnover Rate.........................              42%
        Average Amount Invested per Industry.........................  $   37,495,944
        Weighted Average Days to Interest Rate Reset.................         38 days
        Average Senior Loan Maturity.................................       67 months
        Average Age of Senior Loans Held in Portfolio................       10 months
        -----------------------------------------------------------------------------

  -----------------------------------------         -----------------------------------------
          LARGEST SENIOR LOANS HELD                          LARGEST INDUSTRY GROUPS
        (AS A % OF TOTAL INVESTMENTS)                     (AS A % OF TOTAL INVESTMENTS)
  -----------------------------------------         -----------------------------------------
  KMart Corp..........................  4.7%        Aerospace Products & Services.......  8.9%
  Riverwood International Corp........  2.8%        General Merchandise Retailing.......  8.6%
  Smith's Food & Drug Co..............  2.5%        Media/Broadcast.....................  8.3%
  Favorite Brands International.......  2.3%        Diversified Manufacturing...........  7.7%
  Community Health Systems............  1.9%        Food Stores.........................  7.0%
  Graco Children's Products, Inc......  1.9%        Electronic Equipment................  5.7%
  Liberty House, Inc..................  1.9%        Food/Tobacco Products & Services....  4.8%
  Ralph's Grocery Co..................  1.7%        Industrial Equipment................  4.1%
  MTF Acquisition Corp................  1.7%        Health Care Services................  3.9%
  Lifestyle Furnishings
    International.....................  1.6%        Paper Products......................  3.7%
  -----------------------------------------         -----------------------------------------

POLICY ON BORROWING

Beginning in May of 1996, the Trust began a policy of borrowing for investment purposes. This policy was approved by Shareholders of the Trust at a meeting held on May 2, 1996. The Trust has entered into a four-year credit agreement ("Credit Facility") with a syndicate of banks providing for a revolving line of credit of up to $285 million with interest payable by the Trust at a variable rate of LIBOR or the federal funds rate, plus 0.50% of outstanding borrowings plus a 0.125% fee on unused credit. As of August 31, 1996, the Trust had outstanding borrowings of $197,000,000. Because additional income-producing investments can be acquired with borrowed proceeds, borrowing has the potential to increase the Trust's total income.

The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. Upon completion of the Offer, the Trust intends to increase the Trust's Credit Facility and use the proceeds for investment purposes. No assurance can be given that the terms on the new borrowings under the Trust's Credit Facility will be the same as the current terms. See "Risk Factors and Special Considerations -- Borrowing and Leverage."

TRADING AND NAV INFORMATION

The following table shows, for the Trust's shares for the periods indicated: (1) the high and low closing prices on the NYSE; (2) the NAV represented by each of the corresponding high and low closing prices on the NYSE; and (3) the discount or premium to NAV per share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded on the NYSE during the respective quarter.

                                                                    PREMIUM/(DISCOUNT)
                                  PRICE                NAV               TO NAV
                             ----------------   -----------------   -----------------      REPORTED
                              HIGH      LOW      HIGH       LOW      HIGH       LOW       NYSE VOLUME
                             -------   ------   -------   -------   ------     ------     -----------
CALENDAR QUARTER ENDED
March 31, 1994.............  $ 9.500   $9.000   $10.010   $ 9.960    (5.10)%    (9.64)%   15,317,700
June 30, 1994..............    9.875    9.375    10.050     9.980    (1.74)     (6.06)    14,307,500
September 30, 1994.........   10.000    9.750    10.090    10.090    (0.89)     (3.37)    11,814,700
December 31, 1994..........    9.875    9.000    10.090    10.060    (2.13)    (10.53)    15,590,400
March 31, 1995.............    9.000    8.375    10.040     9.650   (10.36)    (13.21)    24,778,200
June 30, 1995..............    9.250    8.750     9.650     9.620    (4.15)     (9.04)    16,974,600
September 30, 1995.........    9.375    8.875     9.660     9.660    (2.95)     (8.13)    15,325,900
December 31, 1995..........    9.500    9.000     9.630     9.620    (1.35)     (6.45)    16,428,200
March 31, 1996.............    9.625    9.250     9.550     9.590     0.79      (3.55)    17,978,300
June 30, 1996..............    9.750    9.375     9.580     9.580     1.78      (2.14)    13,187,700
September 30, 1996.........   10.000    9.375     9.560     9.570     4.60      (2.04)    15,821,000

The following chart shows, for the Trust's shares for the periods indicated: (1) the closing price of the shares on the NYSE; (2) the NAV of the shares; and (3) the discount or premium to NAV.

  DATE        PRICE       NAV      % PREM
11/4/94        9.688     10.050      -3.61
11/11/94       9.750     10.060      -3.08
11/18/94       9.875     10.070      -1.94
11/25/94       9.625     10.080      -4.51
12/2/94        9.750     10.010      -2.60
12/9/94        9.250     10.050      -7.96
12/16/94       9.250     10.060      -8.05
12/23/94       9.125       n.a.       n.a.
12/30/94       9.125     10.030      -9.02
1/6/95         8.875     10.030     -11.52
1/13/95        8.750     10.060     -13.02
1/20/95        8.625     10.080     -14.43
1/27/95        8.500     10.090     -15.76
2/3/95         8.625      9.660     -10.71
2/10/95        8.750      9.610      -8.95
2/17/95        8.750      9.630      -9.14
2/24/95        8.625      9.650     -10.62
3/3/95         8.750      9.660      -9.42
3/10/95        8.750      9.610      -8.95
3/17/95        8.750      9.630      -9.14
3/24/95        8.750      9.650      -9.33
3/31/95        8.750      9.670      -9.51
4/7/95         8.750      9.610      -8.95
4/14/95        8.750      9.620      -9.04
4/21/95        8.875      9.640      -7.94
4/28/95        8.875      9.660      -8.13
5/5/95         8.875      9.600      -7.55
5/12/95        8.875      9.620      -7.74
5/19/95        9.000      9.640      -6.64
5/26/95        8.875      9.660      -8.13
6/2/95         9.000      9.670      -6.93
6/9/95         9.125      9.620      -5.15
6/16/95        9.000      9.630      -6.54
6/23/95        9.125      9.650      -5.44
6/30/95        9.125      9.650      -5.44
7/7/95         9.125      9.600      -4.95
7/14/95        9.000      9.620      -6.44
7/21/95        8.875      9.630      -7.84
7/28/95        9.000      9.650      -6.74
8/4/95         9.125      9.670      -5.64
8/11/95        9.000      9.610      -6.35
8/18/95        9.125      9.620      -5.15
8/25/95        9.250      9.640      -4.05
9/1/95         9.250      9.670      -4.34
9/8/95         9.250      9.610      -3.75
9/15/95        9.375      9.630      -2.65
9/22/95        9.250      9.640      -4.05
9/29/95        9.375      9.660      -2.95
10/6/95        9.375      9.610      -2.45
10/13/95       9.375      9.620      -2.55
10/20/95       9.250      9.640      -4.05
10/27/95       9.250      9.660      -4.24
11/3/95        9.125      9.670      -5.64
11/10/95       9.000      9.620      -6.44
11/17/95       9.250      9.620      -3.85
11/24/95       9.125      9.650      -5.44
12/1/95        9.125      9.670      -5.64
12/8/95        9.250      9.610      -3.75
12/15/95       9.375      9.630      -2.65
12/22/95       9.375      9.630      -2.65
12/29/95       9.250      9.580      -3.44
1/5/96         9.375      9.590      -2.24
1/12/96        9.375      9.600      -2.34
1/19/96        9.375      9.620      -2.55
1/26/96        9.375      9.620      -2.55
2/2/96         9.313      9.640      -3.40
2/9/96         9.375      9.580      -2.14
2/16/96        9.375      9.590      -2.24
2/23/96        9.500      9.610      -1.14
3/1/96         9.375      9.610      -2.45
3/8/96         9.375       n.a.       n.a.
3/15/96        9.375      9.570      -2.04
3/22/96        9.375      9.590      -2.24
3/29/96        9.625      9.610        .16
4/5/96         9.500      9.540       -.42
4/12/96        9.625      9.550        .79
4/19/96        9.625      9.570        .57
4/26/96        9.500      9.580       -.84
5/3/96         9.625      9.600        .26
5/10/96        9.500      9.560       -.63
5/17/96        9.625      9.570        .57
5/24/96        9.625      9.590        .36
5/31/96        9.500      9.610      -1.14
6/7/96         9.625      9.560        .68
6/14/96        9.750      9.570       1.88
6/21/96        9.625      9.590        .36
6/28/96        9.750      9.610       1.46
7/5/96         9.750      9.550       2.09
7/12/96        9.625      9.570        .57
7/19/96        9.625      9.580        .47
7/26/96        9.750      9.600       1.56
8/2/96         9.813      9.620       2.00
8/9/96         9.875      9.560       3.29
8/16/96        9.875      9.580       3.08
8/23/96        9.875      9.600       2.86
8/30/96        9.875      9.600       2.86
9/6/96         9.875       n.a.       n.a.
9/13/96       10.000      9.560       4.60
9/20/96        9.625      9.580        .47
9/27/96        9.875      9.600       2.86
10/4/96        9.875      9.620       2.65
10/11/96       9.750      9.570       1.88

Source: BLOOMBERG Financial Markets.

Immediately prior to the Trust's announcement of the Offer on September 16, 1996 and on October 18, 1996, the last reported sale price of a share of the Trust's Common Shares on the NYSE was $9.875 and $9.625, respectively. The Trust's NAV on September 16, 1996 and on October 18, 1996 was $9.57 and $9.58, respectively. See "Net Asset Value" in the SAI. On September 16, 1996, the last reported sale price of a share of the Trust's Common Shares on the NYSE ($9.875) represented a 3.19% premium above NAV ($9.57) as of that date. On October 18, 1996, the last reported sale price of a share of the Trust's Common Shares on the NYSE ($9.625) represented a 0.47% premium above NAV ($9.58) as of that date.

The Trust's shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's shares were listed on the NYSE. The Trust cannot predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

INVESTMENT PERFORMANCE

MORNINGSTAR RATINGS

For the three-year and five-year periods ended August 31, 1996, the Trust had a five star and a four star Morningstar risk-adjusted performance rating, respectively, when rated among 92 and 63 taxable bond funds. The Trust's overall rating through August 31, 1996, is four stars(1). For the three-year and five-year periods ended August 31, 1996, the Trust's risk score placed the Trust first out of 30 and 25 Corporate Bond -- General funds, respectively. For the three-year and five-year periods ended August 31, 1996, the Trust's risk score placed the Trust third out of the universe of 415 and 230 closed-end funds, respectively.(2) Morningstar's risk score evaluates an investment company's downside volatility relative to all other investment companies in its class.

LIPPER RANKINGS

According to Lipper Analytical Services, Inc. ("Lipper") (a company that calculates and publishes rankings of closed-end and open-end management investment companies), in the five-year period ended August 31, 1996, the Trust ranked in first place among all funds in the Loan Participation Category of Closed-End Funds, defined by Lipper to include closed-end management investment companies that invest in Senior Loans. Investors should note that past performance is no assurance of future results.

                   PERIODS ENDED                                     TOTAL       NUMBER OF FUNDS
                  AUGUST 31, 1996                   RANKING(3)     RETURN(3)     IN CATEGORY(4)
    --------------------------------------------    ----------     ---------     ---------------
    One year....................................         1            8.35%             7
    Three years.................................         1           27.55%             6
    Five years..................................         1           43.91%             5

---------------
(1) The Trust's overall rating is based upon a weighted average of its performance for the three-year and five-year periods ended August 31, 1996.

(2) Morningstar's taxable bond fund category includes Corporate Bond -- General, Government Bond, International Bond and Multisector Bond funds. On Morningstar's risk-adjusted performance rating system, funds falling into the top 10% of all funds within their category are awarded five stars and funds in the next 22.5% receive four stars. Morningstar ratings are calculated from each fund's three-, five- and ten-year returns (with fee adjustment) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The ratings are subject to change every month. To determine a fund's risk score, Morningstar ranks funds for the three-, five- and ten-year periods based upon their downside volatility compared to a 90-day Treasury bill.

(3) Ranking is based on total return. Total return is measured on the basis of NAV at the beginning and end of each period, assuming the reinvestment of all dividends and distributions, and reflects a January 1995 rights offering. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992.

(4) This category includes other closed-end investment companies that, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the total return of these companies.

COMPARATIVE PERFORMANCE -- TRAILING 12 MONTH AVERAGE

Presented below are distribution rates for the Trust. Also shown are distribution rates of a composite of other investment companies with investment objectives and policies comparable to those of the Trust. In addition, presented below are various benchmark indicators of interest and borrowing rates. The distribution rates for the Trust and the composite of the other investment companies are calculated using actual distributions annualized for the preceeding twelve months.

      Measurement Period                            Pilgrim
    (Fiscal Year Covered)          Composite        America       Prime Rate     60 Day Libor
Jan-91                                    9.54            9.68            9.92            8.15
Mar-91                                    9.40            9.50            9.75            7.86
May-91                                    9.24            9.21            9.54            7.45
Jul-91                                    8.86            8.91            9.29            7.10
Sep-91                                    8.47            8.56            9.00            6.66
Nov-91                                    8.03            8.20            8.63            6.15
Jan-92                                    7.58            7.78            8.13            5.63
Mar-92                                    7.16            7.42            7.71            5.24
May-92                                    6.80            7.10            7.33            4.89
Jul-92                                    6.55            6.81            6.96            4.49
Sep-92                                    6.21            6.57            6.58            4.12
Nov-92                                    5.90            6.38            6.29            3.88
Jan-93                                    5.73            6.19            6.21            3.73
Mar-93                                    5.67            6.08            6.13            3.55
May-93                                    5.60            6.05            6.04            3.42
Jul-93                                    5.47            5.99            6.00            3.35
Sep-93                                    5.44            5.97            6.00            3.33
Nov-93                                    5.44            5.91            6.00            3.28
Jan-94                                    5.50            5.95            6.00            3.27
Mar-94                                    5.48            6.01            6.02            3.36
May-94                                    5.45            6.15            6.19            3.55
Jul-94                                    5.64            6.37            6.40            3.80
Sep-94                                    5.91            6.60            6.69            4.11
Nov-94                                    6.17            6.86            7.04            4.50
Jan-95                                    6.55            7.28            7.46            4.99
Mar-95                                    7.04            7.70            7.94            5.40
May-95                                    7.39            8.09            8.27            5.69
Jul-95                                    7.66            8.40            8.54            5.89
Sep-95                                    7.81            8.66            8.71            6.03
Nov-95                                    7.91            8.87            8.81            6.05
Jan-96                                    7.88            8.91            8.81            5.93
Mar-96                                    7.69            8.83            8.69            5.79
May-96                                    7.55            8.71            8.56            5.69
Jul-96                                    7.37            8.62            8.46            5.62

---------------
(1) The distribution rate is the annualization of the Trust's distributions per share, divided by the NAV of the Trust at month-end. For the one-year and five-year periods ended February 29, 1996 and the period of May 12, 1988 (inception of the Trust) to February 29, 1996, the Trust's annual total returns, based on NAV and assuming all rights were exercised, were 9.21%, 7.74%, and 8.58%, respectively. The Trust's 30-day standardized SEC yields as of February 29, 1996 were 8.08% at NAV and 8.17% at market. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992.

(2) The composite represents an unweighted average for investment companies included in the Lipper Loan Participation category of closed-end funds (for funds excluding the Trust in existence for the entire period shown). The distribution rate is a composite based on the annualization of each investment company's distributions per share, divided by the NAV of that investment company at month-end. The closed-end investment companies reflected in the composite, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the distributions of these companies.

(3) The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

(4) Source: BLOOMBERG Financial Markets.

(5) Source: IDD/Tradeline. The LIBOR rate is the London Inter-Bank Offer Rate and is the benchmark for determining the interest paid on approximately 80% to 85% of the Senior Loans in the Trust's portfolio. Generally, the yield on such loans has reflected, during the periods presented, a premium of approximately 2% or more to LIBOR.

COMPARISON OF EXPENSE RATIOS

The chart below depicts the annual total expense ratios of the Trust compared to the annual expense ratios of a composite of other investment companies with investment objectives and policies comparable to those of the Trust. The Trust has maintained a lower total expense ratio than the composite group throughout most of the 1990s. The expense ratios for some of the funds included in the composite group may reflect the expenses of borrowing, and the expense ratios for the Trust do not reflect expenses of any significant borrowing. The Trust began borrowing for investment purposes in June, 1996, and will incur interest expenses on these borrowings.

                                                    Pilgrim
                                 Composite of    America Prime
      Measurement Period          Comparable      Rate Trust
    (Fiscal Year Covered)          Funds (1)         (2,3)
1991                                      1.47            1.38
1992                                      1.51            1.42
1993                                      1.56            1.42
1994                                      1.60            1.31
1995                                      1.48            1.30

---------------
(1) The composite represents an unweighted average for investment companies included in the Lipper Loan Participation category of closed-end funds (for funds excluding the Trust in existence for the entire period shown). Expense ratios for investment companies in the composite reflect any fee waivers applicable during the years presented.

(2) The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. Prior to the waiver of expenses, the Trust's ratio of expenses to average daily net assets was 1.44%.

(3) For the twelve-month period ended February 29, 1996, the Trust's total expense ratio was 1.23%. For more information on the Trust's expenses, including the expenses of borrowing, see "Trust Expenses."

                                   THE OFFER

TERMS OF THE OFFER

The Trust is issuing to Record Date Shareholders non-transferable Rights to subscribe for an aggregate of 18,122,963 Shares of the Trust. Each such Shareholder is being issued one non-transferable Right for each full Common Share owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price (as hereinafter defined) one Share for each five Rights held. Rights may be exercised at any time during the Subscription Period, which commences on October 21, 1996 and ends at 5:00 p.m., Eastern Standard Time, on November 12, 1996. A Shareholder's right to acquire during the Subscription Period at the Subscription Price one additional Share for each five Rights held is hereinafter referred to as the "Primary Subscription." A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Fractional shares will not be issued upon the exercise of Rights. Shareholders who receive, and who are left with, a number of Rights which are not in a multiple of five will be unable to exercise such Rights and will not be entitled to receive any cash in lieu thereof. The Rights are non-transferable, and, therefore, may not be purchased or sold. Only the underlying Shares will be listed for trading on the NYSE or any other exchange.

Any Shareholder who fully exercises all Rights issued to him or her (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for additional Shares (the "Over-Subscription Privilege"). For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment or increase, as is more fully discussed under "The Offer -- Over-Subscription Privilege."

The Offer affords Record Date Shareholders the opportunity to purchase the Trust's Common Shares at a price that will be below the market price and NAV of the shares at the Expiration Date. The Offer, however, will result in a decrease in the NAV per share of the Common Shares, thus adversely affecting all Shareholders.

The Rights will be evidenced by Exercise Forms which will be mailed to Record Date Shareholders. Rights may be exercised by completing an Exercise Form and delivering it, together with payment (in the manner described below), either by means of (i) a check or money order or (ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

As discussed below, the Board of Trustees of the Trust has determined that it is in the best interests of the Trust and its Shareholders to make the Offer for several reasons. The Board of Trustees considered the proposal for the Offer at several meetings, including a meeting at which the Independent Trustees met without management present to discuss the Offer. The Board, including all of the Independent Trustees, unanimously approved the Offer. The Trustees concluded that increasing the assets of the Trust would be beneficial to the Trust and its Shareholders. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of increasing the assets of the Trust.

IMPROVING COMPETITIVE POSITION WITHIN THE MARKET. PAII advised the Trustees that increasing the assets of the Trust is important to sustaining the Trust's ability to compete effectively with other lenders for Senior Loans. PAII informed the Trustees that it believes that to obtain optimal terms on Senior Loans and to have an opportunity to review the largest variety of Senior Loan opportunities, the asset base of the Trust should be increased. Recently, increased numbers of lending institutions have entered the Senior Loan market, and the asset size of other comparable Senior Loan funds has increased in relation to the size of the Trust. For information on Senior Loans and the Senior Loan market, see "General Information on Senior Loans."

PAII advised the Board that the lenders with the most assets to invest generally are offered a larger number of opportunities to invest in offerings of Senior Loans. Thus, there is a concern that if the Trust's assets are not increased, as assets of comparable funds continue to grow and as new institutional investors become active in the Senior Loan market, the competitive ability of the Trust to invest in Senior Loans on favorable terms may be harmed. With an increased asset base as a result of the Offer and an increased ability to leverage the Trust's portfolio, PAII believes the Trust would be offered the opportunity to invest in Senior Loans from a larger universe of potential offerings, which PAII believes would have the benefits described below.

     POTENTIAL TO INCREASE INCOME ON INVESTMENTS. As a result of a larger asset base and the resulting increased access to Senior Loan opportunities, it is expected that the Trust will have greater opportunities to enter into certain Senior Loans on relatively more favorable terms than are currently available to the Trust. PAII's experience has been that lenders who acquire a relatively larger portion of a Senior Loan are able to obtain a larger share of fees generated upon entering into Senior Loans ("arrangement fees"). In particular, PAII believes that acquisition of larger portions of Senior Loans will enhance the Trust's ability to act as co-agent, thereby generating greater income from the investment. Increased loan size and increased co-agent opportunities may increase the Trust's income per share. While there can be no assurance that these benefits will be achieved, PAII believes that larger net assets would improve the Trust's ability to attain proportionately larger income in changing markets.

     INCREASING INVESTMENT SIZE WHILE MAINTAINING PORTFOLIO
     DIVERSIFICATION. PAII believes that larger commitments are necessary to obtain Senior Loans on relatively attractive terms. The Trust, however, is a diversified investment company and therefore is limited in the percentage of its assets that can be invested in any one issuer. With respect to 75% of the Trust's total assets, no more than 5% of the value of its total assets may be invested in any one issuer. PAII expects that with a larger asset base, the Trust will have greater flexibility to make the commitments of the size necessary to be more competitive in attracting favorable Senior Loan opportunities without compromising the Trust's diversification or risking the Trust's qualification as a diversified investment company. In addition, with a larger asset base and increased access to Senior Loans, PAII should have greater flexibility in assessing credit risks.

     POTENTIAL TO SEEK OPPORTUNITIES IN THE SECONDARY MARKET TO GENERATE FEES AND CAPITAL GAINS. With an increased amount of assets, PAII believes that the Trust will be able to make larger commitments in Senior Loans. PAII believes that larger commitments may enhance opportunities to trade Senior Loans more easily in the secondary market. Enhanced access to the secondary market could benefit the Trust in several ways. First, the Trust may have greater flexibility to liquidate positions and reallocate proceeds to new Senior Loans which offer additional arrangement fee opportunities. Second, increased access to the secondary market would provide the Trust with greater opportunity to seek gains from sales of the Senior Loan interests as well as give the Trust additional flexibility to sell Senior Loans to seek to avoid losses.

POTENTIAL REDUCTION IN OPERATING COSTS PER SHARE. The Trustees were advised by PAII that the Trust could potentially achieve additional economies of scale as a result of an increase in total assets. In particular, the Trustees believe that a well-subscribed Offer would tend to reduce the Trust's expenses as a proportion of average net assets per share. There can be no assurance, however, that such a reduction will occur as a result of increasing the asset size of the Trust.

OPPORTUNITY TO PURCHASE BELOW NAV. In addition, the Trustees have concluded that the Offer affords existing Shareholders the opportunity to purchase additional shares of the Trust at a price that will be below market value and NAV at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Trust than they owned prior to the Offer. The Board of Trustees took this into account by adopting the subscription price formula applicable to the Offer and selecting a Rights ratio by which dilution could be minimized.

SPECIAL CONSIDERATIONS. The Trustees noted that PAII and its parent company, PAGI, will benefit from the Offer because their respective fees for investment management and administrative services are based on the net assets of the Trust, plus the proceeds of any outstanding borrowings. It is not possible to state precisely the amount of additional compensation PAII and PAGI will receive as a result of the Offer because it is not known how many Shares will be subscribed, and because the proceeds of the Offer will be invested in additional portfolio securities that may fluctuate in value. In addition, the amount of proceeds from outstanding borrowings will fluctuate. However, in the event that all the Rights are exercised in full based on the Estimated Subscription Price of $9.34 per share, PAII and PAGI would receive additional fees for investment management and administrative services of approximately $1,055,223 and $162,342, respectively, per annum as a result of the increase in assets under management. In addition, in the event that all Rights are exercised in full based upon the Estimated Subscription Price of $9.34 per share, and the Trust were to borrow $343,544,304, PAII and PAGI would receive additional fees for investment management and administrative services of approximately $2,120,949 and $343,544, respectively, per annum as a result of the increase in assets attributed to such borrowed amounts. PAII has undertaken to reduce from 0.65% per year to 0.60% per year the portion of its management fee related to average daily net assets, plus the proceeds of any outstanding borrowings, on that portion of the Trust's assets over $1.15 billion, effective upon the Final Payment Date for a minimum of three years from the Expiration Date. In addition, certain Officers and Trustees of the Trust owning Shares in the Trust have indicated that they will exercise the Rights issued to them in the Offer and will purchase the Trust's Shares in the Primary Subscription. Those Officers and Trustees may elect to purchase additional amounts of the Trust's Shares in the Over-Subscription Privilege; such election will disproportionately increase their already existing ownership, resulting in a higher percentage of ownership of the Trust's outstanding Common Shares.

The Trust held one prior rights offering in January 1995. At that time, the Trust had a different investment manager and portfolio manager and a substantially different Board of Trustees. Further, the primary market for Senior Loans was undergoing an expansion. See "General Information on Senior Loans -- Primary Market Overview." For these and other reasons, it is difficult for the Trust to assess the results of the prior rights offering. The stated purposes of the 1995 offering included increasing the assets of the Trust to enable the Trust to purchase larger portions of Senior Loans and thereby obtain greater income from investments and to allow the Trust to assume a larger role in the market for Senior Loans. The rights offering prospectus also stated that the offering was expected to decrease expenses of the Trust's Shareholders because of economies of scale.

It is difficult to assess the impact of the prior rights offering on the Trust's income. The spread between the yield distributed to the Trust's Shareholders (as a percentage of NAV) and the prime rate increased as a result of the 1995 rights offering. From January 1, 1994 to the expiration date of the prior offer on January 31, 1995, the average spread was -0.168%. In the period following the offering, (February 1995 to August 1996), the spread averaged 0.121%. While there was no sustained impact on the average size of the Senior Loans in the Trust's portfolio and the percentage of fee income to total income has not increased, the Trust generally has achieved a distribution rate that equals or exceeds the prime rate and has increased its yield advantage over that of a composite of funds in its peer group. See "Financial Highlights and Investment Performance -- Investment Performance."

The Trust achieved economies of scale as a result of the 1995 rights offering. The Trust's expense ratio for the year ended February 29, 1996 was 1.23% compared with expense ratios of 1.30%, 1.31%, and 1.42% for the fiscal years ended February 28, 1995, 1994, and 1993, respectively. The Trust's expense ratio for the six-month period ended August 31, 1996 was 1.58%. The higher ratio for this period is largely attributable to the commencement of borrowing by the Trust during this period. Without borrowing the ratio would be 1.27%. Expenses after the last rights offering, however, are not indicative of what expenses will be after the current rights offering.

The current Offer differs significantly in several respects from the prior rights offering, so that it is difficult to assess the precedential value of the dilution experience of the prior offering. The rights in the prior offering were transferable while the Rights issued pursuant to the current Offer are non-transferable. In the prior rights offering, one share was issued for each four rights held, whereas the present Offer grants one Share for each five Rights held. At the time of the announcement of the 1995 rights offering, the Trust's shares were trading at a discount to NAV. For several months prior to the announcement of the present Offer, shares have been trading at a premium to NAV. See "Financial Highlights and Investment Performance -- Trading and NAV Information." In the prior rights offering, shares were offered at 95% of the lesser of (i) the Trust's NAV per share at the close of business on the date the offer expired and (ii) the average of the closing prices of the

Trust's shares on the date the offer expired and the preceding four trading dates. The Subscription Price in the current offer is 97.5% as of comparable dates. The dilution was 4.4% in the 1995 rights offering. The extent of dilution that will occur depends upon the amount by which the Subscription Price is less than NAV on the date new Shares are issued.

The Trust may, in the future and at its discretion, choose to make additional offerings of its Common Shares from time to time for a number of Shares and on terms which may or may not be similar to this Offer. Any such future offering will be made in accordance with the Investment Company Act.

OVER-SUBSCRIPTION PRIVILEGE

If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, any Shares for which subscriptions have not been received from Shareholders will be offered by means of the Over-Subscription Privilege to the Exercising Shareholders. Exercising Shareholders who exercise on Primary Subscription all of the Rights initially issued to them will be asked to indicate on the Exercise Form (at the time they submit the Exercise Form with respect to the Rights issued to them) how many Shares they would like to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain as a result of unexercised Rights, all over-subscriptions will be honored in full.

The Trust may, at its discretion, issue up to an additional 25% of the Shares to honor over-subscriptions, if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. To the extent the Trust determines not to issue additional Shares to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them, so that the number of Shares issued to Exercising Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares held by them on the Record Date.

The percentage of remaining Shares each over-subscribing Exercising Shareholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis. The Trust will provide interested Exercising Shareholders who so request with an accounting of how the Over-Subscription Privilege allocation was determined.

Nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

THE SUBSCRIPTION PRICE

The Subscription Price per Share will be 97.5% of the lower of (a) the average of the last reported sales price per share of the Trust's Common Shares on the NYSE on November 12, 1996 (the "Pricing Date") and the four preceding business days or (b) the NAV per share as of the Pricing Date. Since the Expiration Date and the Pricing Date are each November 12, 1996, Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise.

The Trust announced the Offer on September 16, 1996. The NAV per share of Common Shares at the close of business on September 16, 1996 and on October 18, 1996 was $9.57 and $9.58, respectively, and the average of the closing sale prices of a share of the Trust's Common Shares on the NYSE for such dates and the four trading dates immediately preceding those dates was $9.90 and $9.78, respectively. See "Net Asset Value" in the SAI. There is no minimum number of Rights which must be exercised in order for the Offer to close.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern Standard Time, on November 12, 1996. Rights will expire on the Expiration Date and thereafter may not be exercised.

Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern Standard Time, on the next business day following the previously scheduled Expiration Date. The Trust will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Trust deems appropriate.

SUBSCRIPTION AGENT

State Street Bank and Trust Company, P.O. Box 9061, Boston, Massachusetts 02205 will perform administrative, processing, invoice, and other services as Subscription Agent in connection with the Offer. Signed Exercise Forms should be sent to the Subscription Agent by one of the methods described below. Shareholders may also subscribe for the Offer by contacting their brokers and nominees. The Trust reserves the right to accept Exercise Forms actually received on a timely basis at any of the addresses listed.

The Subscription Agent will receive a fee for its services, estimated to be $150,000, including reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is the parent of Investors Fiduciary Trust Company ("IFTC"), which serves as the Trust's transfer agent, dividend paying agent, registrar, custodian, and recordkeeper.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               EXERCISE FORM
              DELIVERY METHOD                                  ADDRESS/NUMBER
--------------------------------------------------------------------------------------------
     By Mail                                    Pilgrim America Prime Rate Trust
                                                c/o State Street Bank and Trust Company
                                                P.O. Box 9061
                                                Boston, MA 02205
--------------------------------------------------------------------------------------------
     By Hand to New York Delivery Window        Pilgrim America Prime Rate Trust
                                                c/o Banc Boston Trust Company of New York
                                                55 Broadway, 3rd Floor
                                                New York, NY 10006
--------------------------------------------------------------------------------------------
     By Express Mail or Overnight Courier       Pilgrim America Prime Rate Trust
                                                c/o Boston EquiServe
                                                150 Royall Street
                                                Mail Stop #45-02-53
                                                Canton, MA 02021
--------------------------------------------------------------------------------------------
     By Notice of Guaranteed Delivery           Contact your broker-dealer, trust company,
                                                bank, or other nominee to notify the Trust
                                                of your intent to exercise the Rights.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INFORMATION AGENT

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                     Shareholder Communications Corporation
                    17 State Street -- 27th and 28th Floors
                            New York, New York 10004

                    TOLL FREE: (800) 733-8481, EXTENSION 350

Shareholders may also contact Pilgrim America Group, Inc., toll free at (800) 331-1080, or their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be $56,000 including reimbursement for all out-of-pocket expenses related to the Offer.

EXERCISE OF RIGHTS

Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent prior to 5:00 p.m., Eastern Standard Time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

Record Date Shareholders who are issued fewer than five Rights or Exercising Shareholders who hold fewer than five Rights or who, upon exercising their Rights, are left with fewer than five Rights will not be able to exercise such Rights to purchase a Share or one additional Share, respectively, as described under "Terms of the Offer" and "Over-Subscription." In addition, Record Date Shareholders for whom there is not a current address ("stop mail" accounts) will not be mailed the Offering Prospectus or other subscription materials.

EXERCISING SHAREHOLDERS WHO ARE RECORD OWNERS. Exercising Shareholders who are owners of record may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

INVESTORS WHOSE SHARES ARE HELD BY A NOMINEE. Exercising Shareholders whose shares are held by a nominee such as a broker or trustee must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

NOMINEES. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Trust, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Trust reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the right to waive any irregularities or conditions, and the Trust's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Trust shall determine unless waived. Neither the Trust nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

Exercising Shareholders may exercise their Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

     (1) DELIVER EXERCISE FORM AND PAYMENT TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

     Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above on page 20 (i) a complete and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of $9.34 per Share, both no later than 5:00 p.m., Eastern Standard Time, on the Expiration Date.

     The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares.

     A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, (2) MUST BE PAYABLE TO "PILGRIM AMERICA PRIME RATE TRUST" AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.

     (2) CONTACT YOUR BROKER, BANK OR TRUST COMPANY TO DELIVER NOTICE OF GUARANTEED DELIVERY TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

     Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. ("NASD") member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern Standard Time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and
     (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by November 15, 1996. Exercising Shareholders must arrange for payment to the nominee, who will in turn submit the Exercise Form and payment on their behalf by November 15, 1996. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form and full payment are received by November 15, 1996.

On November 27, 1996 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Trust or any excess to be refunded by the Trust to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent within seven business days after the Confirmation Date (the "Final Payment Date"). Any excess payment to be refunded by the Trust to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date.

Issuance and delivery of certificates for the Shares purchased are subject to actual collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

If an Exercising Shareholder does not make payment of any additional amounts due, the Trust reserves the right to take any or all of the following actions:
(i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and applying the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

AN EXERCISING SHAREHOLDER WILL HAVE NO RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT AS DESCRIBED UNDER "NOTICE OF NAV DECLINE."

The risk of delivery of Exercise Forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Trust, the Dealer Managers, the Subscription Agent, the Information Agent or broker-dealers designated by the Dealer Managers. If the mail is used to exercise Rights, insured registered mail is recommended.

NOTICE OF NAV DECLINE

The Trust will suspend the Offer until it amends this Prospectus if, subsequent to the effective date of this Prospectus, the Trust's NAV declines more than 10% from its NAV as of that date. In such event, the Trust will notify Shareholders of any such decline and thereby permit them to cancel their exercise of their Rights.

DELIVERY OF STOCK CERTIFICATES

Participants in the Trust's Dividend Reinvestment and Cash Purchase Plan (the "Dividend Reinvestment Plan") will have any Shares that they acquire pursuant to the Offer credited to their shareholder dividend reinvestment accounts in the Dividend Reinvestment Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, stock certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to fifteen days from the date of receipt of the payment. It is expected that Shares purchased pursuant to the Offer will be issued after the record date for the monthly dividend declared in October, 1996, and accordingly, the Trust will not pay such monthly dividend with respect to such Shares.

EMPLOYEE PLAN CONSIDERATIONS

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), profit sharing/retirement plans for corporations and self-employed individuals and Individual Retirement Accounts (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions subject to excise taxes. In the case of Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing plans are extensive and complex, Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is treated as a distribution to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

The following discussion summarizes the principal federal income tax consequences of the Offer to Record Date Shareholders and Exercising Shareholders. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder in light of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his own tax advisor as to the specific tax consequences of the Offer to him. Each Shareholder should also review the discussion of certain tax considerations affecting the Trust and its shareholders set forth under "Tax Matters" below.

For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to those Shareholders, and no loss will be realized if the Rights expire without exercise.

A Record Date Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Record Date Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, in its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held at the time of sale for more than one year.

The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Shareholders should consult their own tax advisers concerning the tax consequences of this transaction.

                                USE OF PROCEEDS

If 18,122,963 Shares are sold at the Estimated Subscription Price of $9.34 per Share, the net proceeds of the Offer are estimated to be approximately $162,326,178, after deducting commissions and expenses payable by the Trust estimated at approximately $6,942,297. If the Trust in its sole discretion increases the number of shares subject to the Offer by 25% in order to satisfy over-subscriptions, the additional net proceeds will be approximately $40,835,559. The net proceeds will be invested in Senior Loans and other securities consistent with the Trust's investment objective and policies. Initially, it is expected that the proceeds will be used to pay down the Trust's outstanding borrowings under its Credit Facility as quickly as practicable. See "Financial Highlights and Investment Performance -- Policy on Borrowing." As of August 31, 1996, $197,000,000 was outstanding. By paying down the Trust's outstanding borrowings, it will be possible to invest the proceeds of the Offer consistent with the Trust's investment objective and policies almost immediately. For this and other reasons, PAII has advised the Trust's Board of Trustees that it believes that the Trust's monthly dividend will not be reduced as a result of the Offer. There can be no assurance as to this result, and the Trust's dividend may be affected by factors other than the Offer.

After the Offer, the Trust intends, however, to increase the Credit Facility in proportion to the increase in the Trust's net assets as a result of the Offer and to use the expanded Credit Facility for investment. As investment opportunities are identified, it is expected that the Trust will redeploy its available credit to increase its investments in additional Senior Loans. It is expected that the additional borrowing under the Credit Facility will be redeployed within three months of receipt of the proceeds from the Offer, although it may take longer.

                       INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective primarily by investing in interests in variable or floating rate Senior Loans, which are fully collateralized by the assets of a domestic corporation or a corporation headquartered in Canada or U.S. territories and possessions. The Trust only invests in Senior Loans that have interest rates that float periodically based upon a benchmark indicator of prevailing interest rates, such as the prime rate or LIBOR. Under normal circumstances, at least 80% of the Trust's net assets is invested in Senior Loans.

The Trust will only purchase interests in Senior Loans that, at the time of acquisition, are fully collateralized and where the market value of the collateral securing the Senior Loans, in the opinion of the Investment Manager, equals or exceeds the principal amount of the Senior Loan. There is no assurance that the collateral could be readily liquidated. The Trust also will only purchase interests in Senior Loans of corporate borrowers which PAII believes can meet the debt service requirements from cash flow. In addition, the Trust invests only in loans that occupy a senior position in the capital structure of the borrowing company, so that they are characterized by liens that, subject to bankruptcy law, generally entitle the lender to priority rights to cash flows or proceeds from collateral if the borrower becomes insolvent. Senior Loans vary in yield according to their terms and conditions, how often they pay interest, and when rates are reset.

The Trust may only invest in Senior Loans made to domestic corporations or in U.S. dollar-denominated Senior Loans made to corporations headquartered in Canada or U.S. territories and possessions. The Trust does not invest in Senior Loans whose interest rates are tied to non-domestic interest rates other than LIBOR.

Subject to certain limitations, the Trust may acquire Senior Loans of corporate borrowers engaged in any industry. With no more than 25% of its total assets, the Trust may acquire Senior Loans that are unrestricted as to the percentage of a single issue the Trust may hold and, with respect to at least 75% of its total assets, the Trust will hold no more than 25% of the amount borrowed from all lenders in a single Senior Loan or other issue. The Trust may not always achieve its objective but will follow these investment standards at all times because they are fundamental and may not be changed without approval by Shareholders.

Investors should recognize that, because of the issues involved in securities investments in any market, there can be no assurance that the investment objective of the Trust will be realized. Moreover, the value of the Trust's assets may be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting corporate borrowers generally. For additional information on Senior Loans, see "General Information on Senior Loans -- About Senior Loans."

PORTFOLIO MATURITY

Although the Trust has no restrictions on portfolio maturity, normally at least 80% of the net assets invested in Senior Loans are composed of Senior Loans with maturities of one to ten years with rates of interest which typically reset either daily, monthly, or quarterly. The maximum period of time of interest rate reset on any Senior Loans in which the Trust may invest is one year. In addition, the Trust will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its Senior Loans of 90 days or less.

In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Trust as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Trust as lender would earn interest at a lower rate, but only on and after the reset date.

CREDIT ANALYSIS

In acquiring a Senior Loan, PAII considers the following factors: positive coverage of debt service; adequate working capital; appropriate capital structure; leverage ratio consistent with industry norms; historical experience of attaining business and financial projections; the quality and experience of management; and adequate collateral coverage. The Trust does not impose any minimum standard regarding the rating of any outstanding debt securities of corporate borrowers.

PAII performs its own independent credit analysis of the corporate borrower. In so doing, PAII may utilize information and credit analyses from the agents that originate or administer loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Trust. See "Risk Factors and Special
Considerations -- Credit Risks and Realization of Investment Objective."

OTHER INVESTMENTS

Assets not invested in Senior Loans will generally consist of short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the prime rate, commercial paper rates, federal funds rate or LIBOR), and other instruments, including longer term debt securities, lease participation interests, equity securities acquired in connection with a workout on a Senior Loan, and other instruments as described under "Additional Information About Investments and Investment Techniques" in the SAI. Short-term instruments may include (i) commercial paper rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by PAII, (ii) certificates of deposit and bankers' acceptances, and (iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. During periods when, in the opinion of PAII, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash, or in the instruments described above.

USE OF LEVERAGE

The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings.

The Trust has entered into a revolving credit agreement with a syndicate of banks pursuant to which the Trust may borrow any amount up to $285 million. Borrowing may be made for the purpose of acquiring additional income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Trust's net yield. The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Trust also may borrow money to pay expenses or for temporary or emergency purposes. In addition, although the Trust has not conducted a tender offer since 1992 or repurchased its shares since January, 1994, in the event that it determines to again conduct a tender offer or repurchase its shares, the Trust may use borrowings to finance such purchase. For information on risks associated with borrowing, see "Risk Factors and Special Considerations -- Borrowing and Leverage."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

The following summarizes certain risks that should be considered, among others, in connection with the Offer and an investment in the Trust.

This Prospectus includes certain statements that may be deemed to be "forward-looking statements." All statements, other than statements of historical facts, included in this Prospectus that address activities, events or developments that the Trust or PAII, as the case may be, expects, believes or anticipates will or may occur in the future, including such matters as the use of proceeds of the Offer, investment strategies, results of the Offer, and other such matters could be considered forward-looking statements. These statements are based on certain assumptions and analyses made by the Trust or PAII, as the case may be, in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, including the risk factors discussed below, general economic and business conditions, the investment opportunities (or lack thereof) that may be presented to and pursued by the Trust, changes in laws or regulations and other factors, many of which are beyond the control of the Trust. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those described in the forward-looking statements.

DILUTION. Record Date Shareholders who do not fully exercise their Rights will experience as a result of the Offer: dilution of NAV per Share; dilution of a proportionate ownership interest in the Trust; and dilution of voting power. In addition, the Offer will result in an immediate dilution per Share for all existing Shareholders. Although it is not possible to state precisely the dollar amount of a decrease in NAV per share, because it is not known at this time what the Subscription Price and the NAV per share on the Pricing Date will be, the dilution resulting from the Offer could be substantial. For example, assuming that all Shares offered hereby are purchased in the Offer at the Estimated Subscription Price of $9.34 (97.5% of the lower of (a) the average of the last reported sales price per share of the Trust's Common Shares last reported on the NYSE on October 18, 1996 and the four trading days immediately preceding such date or (b) the Trust's NAV on October 18, 1996), the Trust's NAV per share would be reduced by approximately $0.10 per share as of that date.

DISCOUNT FROM NAV. The Trust's shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's shares were listed on the NYSE. The reasons for the Trust's shares trading at a premium or discount to NAV are not known to the Trust, nor can the Trust predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The possibility that shares of the Trust will trade at a discount from NAV is a risk separate and distinct from the risk that the Trust's NAV would decrease. See "Description of the Common Shares -- Status of Shares."

CREDIT RISKS AND REALIZATION OF INVESTMENT OBJECTIVE. While all investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal and interest on debt instruments is a contractual obligation of the issuer that takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on Senior Loans held by the Trust, the Trust could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV of Trust Shares or the amount of its dividends. Further, there is no assurance that the liquidation of the collateral underlying a Senior Loan would satisfy the issuer's obligation to the Trust in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Trust may invest. As of August 31, 1996 approximately 2.50% of the Trust's net assets consisted of non-performing Senior Loans.

Investment decisions will be based largely on the credit analysis performed by the Investment Manager's investment personnel, and such analysis may be difficult to perform for many issuers. Information about interests in Senior Loans generally will not be in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders including the Trust, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the Senior Loans in which the Trust will invest will float with a specified interest rate. Thus the risk that changes in interest rates will affect the market value of such Senior Loans is significantly decreased.

BORROWING AND LEVERAGE. The Trust is permitted to enter into borrowing transactions up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. Borrowing for investment purposes increases both investment opportunity and investment risk and, accordingly, such borrowing may be speculative. Capital raised through borrowings will be subject to interest and other costs. There can be no assurance that the Trust's income from borrowed proceeds will exceed these costs; however, the Investment Manager seeks to borrow for the purposes of making additional investments only if it believes, at the time of entering into a Senior Loan, that the total return on investments will exceed interest payments and other costs. In addition, the Investment Manager intends to mitigate the risk that the costs of borrowing will exceed the total return on an investment by borrowing on a variable rate basis. In the event of a default on one or more Senior Loans or other interest-bearing instruments held by the Trust, borrowing would exaggerate the loss to the Trust and may exaggerate the effect on the Trust's NAV. The Trust's lenders will have priority to the Trust's assets over the Trust's Shareholders.

As prescribed by the Investment Company Act, the Trust will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing immediately following any such borrowing and on an ongoing basis as a condition of declaring dividends. The Trust's inability to make distributions as a result of these requirements could cause the Trust to fail to qualify as a regulated investment company and/or subject the Trust to income or excise taxes.

The interest rate on the Trust's Credit Facility as of August 31, 1996 is LIBOR plus 0.50% of outstanding borrowings plus a 0.125% fee on unused credit. At such a rate, and assuming the Trust has borrowed an amount equal to 25% of its total assets, the Trust must produce a 1.50% annual return (net of expenses) in order to cover interest payments. The Trust intends to borrow only for investment purposes when it believes at the time of borrowing that total return on investment will exceed interest and other costs.

The following table is designed to illustrate the effect on return to a holder of the Trust's Common Shares of the leverage obtained by the Trust's use of borrowing, assuming hypothetical annual returns on the Trust's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

    Assumed Portfolio Return (net of
      expenses)(1)....................      -10%        -5%         0%        5%        10%
    Corresponding Return to Common
      Shareholders(2).................   -15.33%     -8.67%     -2.00%     4.67%     11.33%

---------------
(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Trust.

(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of Trust assets at the beginning of the Trust's fiscal year to obtain an assumed return to the Trust. From this amount, all interest accrued during the year is subtracted to determine the return available to the Trust's Shareholders. The return available to the Trust's Shareholders is then divided by the total value of the Trust's assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

LIMITED SECONDARY MARKET. Although it is growing, the secondary market for Senior Loans is currently limited. Accordingly, some or many of the Senior Loans in which the Trust invests will be relatively illiquid.

The Trust may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, in the event that it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty in raising cash to purchase tendered Shares. These events may cause the Trust to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Trust purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Trust from selling a portion of the Senior Loan and reducing its exposure to a borrower when the Investment Manager deems it advisable to do so.

In addition, because the secondary market for Senior Loans may be limited, it may be more difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for more liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS. In the case of certain employee benefit plans, additional cash contributions may cause violation of maximum contribution limitations or other qualification rules.

Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing plans are extensive and complex, Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise. See "The Offer -- Employee Plan Considerations."

                      GENERAL INFORMATION ON SENIOR LOANS

PRIMARY MARKET OVERVIEW

The primary market for Senior Loans has become much larger in recent years. The volume of loans originated in the syndicated credit market has increased from $2.75 billion in 1992 to $35.46 billion during the 12-month period ended June 1996. In June 1996, the volume of leveraged loans (loans for which interest is priced at LIBOR plus 150 basis points and above) reached the highest level since 1989. Additionally, an active secondary market has developed. The following chart shows the growth of the primary market in recent years, and compares the size of the Senior Loan market to the size of the Trust's net assets.

                         Senior Loan Origination Volume

                                 1992      1993      1994      1995      JUNE 1995-96
                                ------    ------    ------    ------    ---------------
                                                     (IN MILLIONS)
Senior Loan Origination Volume   2.75      8.15     17.25     28.66          35.46
The Trust's Net Assets           $734      $717      $721      $860          $868


Source: Loan Pricing Corporation.

At the same time, demand has remained strong as institutional investors other than banks have begun to enter the Senior Loan market. Investment companies, insurance companies, and private investment vehicles are replacing U.S. and foreign banks as lenders. In 1992, institutional investors other than banks comprised 8% of the Senior Loan market; by 1996, such investors comprised 30% of the market. In addition, certain institutional investors, such as publicly-registered investment companies, have grown in size. Since 1995, investment companies that invest primarily in Senior Loans have received a record amount of cash inflows.

ABOUT SENIOR LOANS

Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a company. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Generally, the agent on a Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Senior Loans generally are arranged through private negotiations between a corporate borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. The Trust will acquire Senior Loans from and sell Senior Loans to the following lenders: money center banks, selected regional banks and selected non-banks, insurance companies, finance companies, other investment companies, and lending companies. The Trust may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the corporate borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

The Trust's investment in Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Senior Loan (an "original lender"); purchasing of an assignment ("assignment") of a portion of a Senior Loan from a third party; or acquiring a participation in a Senior Loan. With respect to any given Senior Loan, the rights of the Trust when it acquires a participation may be more limited than the rights of original lenders or of persons who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Further, the Trust may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.

The agent that arranges a Senior Loan is frequently the commercial bank or other entity that originates the Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid fees by the corporate borrower for their services. The Trust may serve as the agent or co-agent for a Senior Loan. See "Additional Information About Investments and Investment Techniques -- Originating Senior Loans" in the SAI.

When the Trust is an original lender originating a Senior Loan, it may share in a fee paid to the original lenders. When the Trust is an original lender or acquires an assignment, it will have a direct contractual relationship with the corporate borrower, may enforce compliance by the corporate borrower with the terms of the Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Senior Loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

The Trust may also purchase assignments from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Trust will purchase an assignment or act as lender with respect to a syndicated Senior Loan only where the agent with respect to such Senior Loan is determined by the Investment Manager to be creditworthy at the time of acquisition.

To a lesser extent, the Trust invests in participations in Senior Loans. Participation by the Trust in a lender's portion of a Senior Loan typically results in the Trust having a contractual relationship only with the lender, not with the corporate borrower. The Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the corporate borrower. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the corporate borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Trust may not directly benefit from the collateral supporting the Senior Loan. As a result, the Trust may assume the credit risk of both the corporate borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Trust may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the corporate borrower. The Trust will only acquire participations if the lender selling the participations and any other persons interpositioned between the Trust and the lender are determined by the Investment Manager to be creditworthy.

If the terms of an interest in a Senior Loan provide that the Trust is in privity with the corporate borrower, the Trust has direct recourse against the corporate borrower in the event the corporate borrower fails to pay scheduled principal or interest. In all other cases, the Trust looks to the agent to use appropriate credit remedies against the corporate borrower. When the Trust is an original lender, it will have a direct contractual relationship with the corporate borrower. When the Trust purchases an assignment, the Trust typically succeeds to the rights of the assigning lender under the Senior Loan agreement, and becomes a lender under the Senior Loan agreement. When the Trust purchases a participation in a Senior Loan, the Trust typically enters into a contractual arrangement with the lender selling the participation, and not with the corporate borrower.

Should an agent become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by such person and any Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate where the Trust acquires a participation interest from an original lender, should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by the original lender may be included in its estate. In such an event, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.

                        DESCRIPTION OF THE COMMON SHARES

The Trust was organized as a Massachusetts business trust on December 2, 1987, and is registered with the Commission as a diversified closed-end management investment company under the Investment Company Act. The Trust's Agreement and Declaration of Trust, a copy of which is on file in the office of the Secretary of State of the Commonwealth of Massachusetts, authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

The Trust issues shares of beneficial interest in the Trust. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given to all parties in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees, and each party thereto must expressly waive all rights or any action directly against shareholders. The Agreement and Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

As of September 30, 1996, to the best of the Trust's knowledge, no Shareholders owned of record or beneficially more than 5% of the outstanding Common Shares of the Trust. The number of Common Shares outstanding as of October 18, 1996 was 90,614,818, none of which were held by the Trust. Assuming that all Rights are exercised, an additional 18,122,963 Shares will be issued. The Shares are listed on the NYSE.

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

Each share of the Trust has one vote and shares equally in dividends and distributions when and if declared by the Trust and in the Trust's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Trust. There are no preemptive or conversion rights applicable to any of the shares. Trust shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for trustees can elect all trustees and the remaining Shareholders would not be able to elect any trustees.

STATUS OF SHARES

The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER

PAII, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, serves as Investment Manager to the Trust and has overall responsibility for the management of the Trust. The Trust and PAII have entered into an amended agreement dated April 7, 1995, and as further amended May 2, 1996, that requires PAII to provide all investment advisory and portfolio management services for the Trust. It also requires PAII to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. PAII provides the Trust with office space, equipment and personnel necessary to administer the Trust. The agreement with PAII can be canceled by the Board of Trustees upon 60 days' written notice. Organized in December 1994, PAII is registered as an investment adviser with the Commission.

PAII acquired certain assets of an investment adviser to certain investment companies, including certain funds in the Pilgrim America family of funds, in a transaction that closed on April 7, 1995. Prior to that date, PAII had not previously served as an investment adviser to a registered investment company, although investment personnel of PAII had managed other registered investment companies. PAII serves as investment manager to seven other registered investment companies (or series thereof) and currently has assets under management of approximately $1.8 billion as of the date of this Prospectus.

PAII is an indirect, wholly-owned subsidiary of Express America Holdings Corporation ("Express America") (NASDAQ: EXAM). Through its subsidiaries, Express America engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies. For additional information regarding Express America, the Investment Manager, and the Officers and Trustees, please see the SAI.

PAII bears its expenses of providing the services described above. PAII currently receives from the Trust an annual fee, paid monthly, of 0.85% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $700 million; 0.75% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $700 million up to $800 million; and 0.65% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $800 million. PAII has agreed to reduce its fee for a period of three years from the Expiration Date to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion.

The Trust pays all operating and other expenses of the Trust not borne by PAII including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Trust also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Trust is responsible for paying all of the expenses of the Offer from the proceeds of the Offer.

PORTFOLIO MANAGEMENT. The Trust's portfolio is managed by a portfolio management team consisting of a Senior Portfolio Manager, two Assistant Portfolio Managers, and credit analysts.

     HOWARD TIFFEN is a Senior Vice President of PAII and the Senior Portfolio Manager of the Trust. He has had primary responsibility for investment management of the Trust since November, 1995. Mr. Tiffen's banking career spans more than 25 years. Mr. Tiffen served in a series of positions in the lending and capital market functions at a major United States Bank for 13 years and has served in international investment banking functions in Hong Kong, Malta, the Caribbean, Singapore, Thailand, and Japan. From 1982 to November 1995, Mr. Tiffen worked for Bank of America (and its predecessor, Continental Bank) in the following capacities: Managing Director, Money Managers Group (1993-1995); Managing Director, Loan Sales Trading (1990-1993); Managing Director, Distribution (London, England, 1984-1990); and Vice President and Managing Director, Capital Markets (1982-1984). Mr. Tiffen is a graduate of Northwestern University and is an associate of the Chartered Institute of Bankers.

     DANIEL A. NORMAN has served as Senior Vice President and Assistant Portfolio Manger of the Trust since April 1995 and September 1996, respectively. Mr. Norman is a Senior Vice President of PAGI (since April
     1995), PAII (since April 1995), and PASI (since December 1994). Mr. Norman was Senior Vice President of Express America (April 1995 -- July 1996) and Express America Mortgage Corporation (February 1992 -- July 1996). Mr. Norman was Chief Financial Officer of Prime Financial Inc. (December
     1985 -- February 1992) and from 1981 to 1985 was employed by Arthur Andersen & Co. Mr. Norman received an MBA from the University of Nebraska.

     MICHAEL BACEVICH has served as Vice President and Assistant Portfolio Manager of the Trust since December 1995 and September 1996, respectively. Prior to joining Pilgrim America, Mr. Bacevich was a Vice President with the Bank of America (and its predecessor, Continental Bank) in its Leveraged Finance Group (July 1994 -- November 1995) and prior to that in Special Assets Administration (July 1990 -- July 1994). Mr. Bacevich began his banking career with Chemical Bank in June 1988. Prior to that time, Mr. Bacevich was in the United States Army where he achieved the rank of Captain (June 1981 -- August 1986). Mr. Bacevich is a graduate of West Point and received an MBA from the University of Chicago.

THE ADMINISTRATOR

The Administrator of the Trust is PAGI. Its principal business address is Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4424. The Administrator is a wholly-owned subsidiary of Express America and the immediate parent company of PAII.

Under an Administration Agreement between PAGI and the Trust, PAGI administers the Trust's corporate affairs subject to the supervision of the Trustees of the Trust. In that connection PAGI monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Trust's portfolio. PAGI also furnishes the Trust with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These include preparation of annual and other reports to shareholders and to the Commission. PAGI also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent. The Administrator has authorized all of its officers and employees who have been elected as Trustees or officers of the Trust to serve in the latter capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

The Trust pays PAGI for the services performed and the facilities furnished by PAGI as Administrator a fee, computed daily and payable monthly. The Administration Agreement states that PAGI is entitled to receive a fee at an annual rate of 0.15% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $800 million.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The transfer agent, dividend disbursing agent and registrar for the shares is IFTC, whose principal business address is 127 W. 10th Street, Kansas City, Missouri 64105. IFTC is a subsidiary of State Street Bank and Trust Company, the Subscription Agent.

CUSTODIAN

The Trust's securities and cash are held under a Custody Agreement with IFTC. In addition to serving as custodian, IFTC acquires shares on behalf of the Trust for distribution to Shareholders under the Trust's Dividend Reinvestment and Cash Purchase Plan.

                          DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTION POLICY. Income dividends are declared and paid monthly. Income dividends may be distributed in cash or reinvested in additional full and fractional shares pursuant to the Trust's Dividend Reinvestment Plan discussed below. Shareholders receive statements on a monthly basis reflecting any distributions credited or paid to their account. Income dividends consist of interest accrued and amortization of fees earned less any amortization of premiums paid and the estimated expenses of the Trust, including fees payable to PAII. Income dividends are calculated monthly under guidelines approved by the Trustees. Each dividend is payable to Shareholders of record at the time of declaration. Accrued amounts of fees received, including facility fees, will be taken in as income and passed on to Shareholders as part of dividend distributions. Any fees or commissions paid to facilitate the sale of portfolio Senior Loans in connection with tender offers or other portfolio transactions may reduce the dividend yield. The Trust may make one or more annual payments from any net realized capital gains, if any.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") allows participating Shareholders to reinvest all dividends and capital gain distributions in additional shares of the Trust. The Plan also allows participants to make voluntary purchases monthly through IFTC (the "Plan Agent"), in amounts ranging from a minimum of $100 to a maximum of $5,000 (such minimum and maximum may be waived at management's discretion). All distributions to Shareholders whose shares are registered in their own names automatically will be paid in cash, unless the Shareholder elects to reinvest the distributions in additional shares of the Trust pursuant to the Plan. Shareholders who receive dividends and capital gain distributions in cash may elect to participate in the Plan by notifying IFTC. Additional information about the Plan may be obtained from The Pilgrim America Group's Shareholder and Dealer Services Department ((800) 331-1080). For additional information, see "Dividend Reinvestment and Cash Purchase Plan" in the SAI.

                                  TAX MATTERS

The Trust intends to operate as a "regulated investment company" under the Internal Revenue Code. To do so, the Trust must meet certain income, distribution and diversification requirements. In any fiscal year in which the Trust so qualifies and distributes to Shareholders substantially all of its net investment income and net capital gains, the Trust itself is generally relieved of any federal income or excise tax.

All dividends and capital gains distributed to Shareholders are taxable whether they are reinvested or received in cash, unless the Shareholder is exempt from taxation or entitled to tax deferral. Dividends paid out of the Trust's investment company taxable income (including interest, dividends, if any, and net short-term capital gains) will be taxable to Shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long a Shareholder has held the Trust's shares. Early each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If a Shareholder sells or otherwise disposes of his or her shares of the Trust, he or she may realize a capital gain or loss which will be long-term or short-term, generally depending on the holding period for the shares.

If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.

This is a brief summary of some of the tax laws that affect an investment in the Trust. Please see the SAI and a tax adviser for further information.

                           DISTRIBUTION ARRANGEMENTS

Prudential Securities Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer Managers"), will act as Dealer Managers for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement, the Dealer Managers will provide financial advisory, marketing and soliciting services. The Trust has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.5% of the aggregate Subscription Price for the Shares issued pursuant to the Offer (the "Dealer Manager Fee"). The Dealer Managers will reallow to the broker-dealer designated on the related Exercise Form a concession of 2.25% of the Subscription Price per Share for each Share issued pursuant to the Offer, provided that the designated broker-dealer has executed a confirmation accepting the terms of the Soliciting Dealer Agreement relating to the Offer. The Dealer Manager Fee will be borne by the Trust and indirectly by all of the Trust's Shareholders, including those who do not exercise their Rights.

The Trust will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to: the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer, the out-of-pocket expenses of Prudential Securities Incorporated incurred in connection with the Offer up to $150,000, the out-of-pocket expenses incurred by the officers of the Trust in connection with the Offer, and others. In addition, the Trust has agreed to indemnify the Dealer Managers against certain liabilities under the Securities Act of 1933, and the Investment Company Act. Prudential Securities Incorporated acted as financial adviser to Express America in connection with its acquisition in 1995 of certain investment advisory assets.

                                 LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Trust by Dechert Price & Rhoads, Washington, D.C., counsel to the Trust. Certain legal matters in connection with this Offer will be passed on for the Dealer Managers by Cleary, Gottlieb, Steen & Hamilton, Washington D.C.

                                    EXPERTS

The audited financial statements and financial highlights of the Trust as of February 29, 1996 and for the year then ended have been incorporated herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing. The address of KPMG Peat Marwick LLP is 725 South Figueroa Street, Los Angeles, California 90017-5491. Tait Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania, served as independent auditors for the Trust with respect to its financial statements for the year ended February 28, 1995 and prior years.

                             REGISTRATION STATEMENT

The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act, relating to the Shares offered hereby. For further information with respect to the Trust and its Common Shares, reference is made to such Registration Statement and the exhibits filed with it.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 29, 1996, are incorporated into the SAI by reference from the Trust's Annual Report dated as of February 29, 1996. The Trust's unaudited financial statements for the six months ended August 31, 1996 are included as an Appendix to this Prospectus. The Trust will furnish without charge copies of its Annual Report and Semi-Annual Report, upon request to the Trust, Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4424, toll-free telephone (800) 331-1080.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                                       PAGE
                                                                                       ----
Change of Name.......................................................................     2
Additional Information About Investments and Investment Techniques...................     2
Investment Restrictions..............................................................     8
Trustees and Officers................................................................     9
Investment Management and Other Services.............................................    12
Portfolio Transactions...............................................................    14
Net Asset Value......................................................................    15
Methods Available to Reduce Market Value Discount from NAV...........................    15
Dividend Reinvestment and Cash Purchase Plan.........................................    16
Tax Matters..........................................................................    17
Advertising and Performance Data.....................................................    20

                                  APPENDIX I:
                   FINANCIAL STATEMENTS DATED AUGUST 31, 1996

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
                             SENIOR LOAN INTERESTS
          (DOLLAR WEIGHTED PORTFOLIO INTEREST RESET PERIOD IS 38 DAYS)

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             AEROSPACE PRODUCTS & SERVICES: 8.9%
$   4,528    Atlas Air (air cargo carrier)                                        Revolver     06/30/98   $    4,527,922
   14,546    Aviall, Inc. (aircraft parts distributor)                            Term         11/30/00       14,546,287
   15,000    Banner Aerospace (aerospace fasteners)                               Term B       07/01/03       15,000,000
   15,000    Continental Micronesia (airline)                                     Axel (A)     07/26/03       15,000,000
    8,000    Dallas Airmotive, Inc. (aircraft engine maintenance)                 Term         03/15/01        8,000,000
    8,936    Fiberite, Inc. (plastic composite manufacturer)                      Term B       12/31/01        8,935,714
    2,329    Grimes Aerospace Corp. (aerospace products)                          Revolver     12/31/99        2,328,653
   13,844    Grimes Aerospace Corp.                                               Term         12/31/99       13,844,331
    5,000    Gulfstream Delaware Corp. (aircraft manufacturer)                    Term B       03/31/98        5,000,000
    8,000    Technetics Corp. (aircraft engine components)                        Term         06/20/02        8,000,000
                                                                                                          --------------
                                                                                                              95,182,907
                                                                                                          --------------
             APPAREL PRODUCTS: 1.6%
    1,078    Butterick Pattern Co. (sewing aids) (1)                              Term         05/31/96          646,624
    6,930    Humphreys, Inc. (belts and personal leather goods)                   Term B       11/15/03        6,930,000
    9,696    Scovill Fasteners (metal fasteners for apparel products)             Term B       01/24/03        9,695,596
                                                                                                          --------------
                                                                                                              17,272,220
                                                                                                          --------------
             COMMUNICATIONS: 1.7%
    8,000    Executone Business Solutions (telecommunication service)             Term B       07/01/03        8,000,000
    9,929    Shared Technologies, Inc. (communication services)                   Term B       03/31/03        9,928,571
                                                                                                          --------------
                                                                                                              17,928,571
                                                                                                          --------------
             CONSTRUCTION PRODUCTS AND SERVICES: 2.3%
   18,400    MTF Acquisition Corp. (paint and coating products)                   Term         11/30/02       18,400,000
    4,000    The Presley Companies (homebuilder)                                  Revolver     05/20/97        4,000,000
    1,908    United Building Materials, Inc. (stone and concrete products)        Term         04/30/96        1,860,362
                                                                                                          --------------
                                                                                                              24,260,362
                                                                                                          --------------
             CONTAINER PRODUCTS: 0.9%
   10,000    Reid Plastics, Inc. (plastic bottle manufacturer)                    Term B       03/31/02       10,000,000
                                                                                                          --------------
             DIVERSIFIED FINANCIAL: 1.4%
   15,000    Dollar Financial Group, Inc. (retail check cashing)                  Term B       06/30/01       15,000,000
                                                                                                          --------------
             DIVERSIFIED MANUFACTURING: 7.7%
    5,688    Cambridge Industries, Inc. (automotive plastics)                     Term B       05/17/02        5,687,742
    6,399    Cambridge Industries, Inc.                                           Term C       11/17/03        6,398,580
    2,844    Cambridge Industries, Inc.                                           Term D       05/17/04        2,843,842
   10,000    Capital Tool & Design (brake backing plates)                         Term B       07/19/03       10,000,000
   19,800    Graco Children's Products, Inc. (juvenile products)                  Term B       06/30/03       19,800,000

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             DIVERSIFIED MANUFACTURING (CONTINUED)
$  13,959    The Hawk Group (metal products and fabrication)                      Term B       06/30/02   $   13,959,000
      276    @ KDI Corp. (defense and leisure products) (2)                       Term A       12/31/96           16,791
       13    @   KDI Corp. (2)                                                    Term B       12/31/96           13,187
      900    Rowe International, Inc. (vending, jukebox, currency machines) (1)   Revolver     12/31/96          900,000
    7,375    Rowe International, Inc. (1)                                         Term C       12/31/96        4,056,250
    7,933    Spalding & Evenflo Companies, Inc. (sporting, juvenile products)     Term B       10/17/02        7,932,584
   10,978    Worldwide Sports & Recreation Corp. (optics, sports products)        Term B       03/31/01       10,703,160
                                                                                                          --------------
                                                                                                              82,311,136
                                                                                                          --------------
             DIVERSIFIED SERVICES/ENTERTAINMENT: 3.6%
    7,160    AMF Group (bowling centers and equipment)                            Term A       05/01/04        7,231,981
    2,825    AMF Group                                                            Term B       05/01/03        2,852,774
    6,913    Bankers Systems, Inc. (compliance services to banking industry)      Term B       11/01/02        6,912,500
   13,080    Marvel IV Holdings, Inc. (diversified services and entertainment)    Revolver     06/22/99       13,080,000
    7,880    Staff Capital, L.P. (payroll and human resource services)            Term         12/08/99        7,880,000
                                                                                                          --------------
                                                                                                              37,957,255
                                                                                                          --------------
             ELECTRICAL EQUIPMENT: 0.9%
    9,905    Merkle-Korff Industries (custom industrial electric motors)          Term B       03/15/03        9,905,232
                                                                                                          --------------
             ELECTRONIC EQUIPMENT: 5.7%
    6,763    Details, Inc. (prototype circuit boards)                             Term         02/13/01        6,762,712
   12,500    Dictaphone Acquisition, Inc. (dictation and recording equipment)     Term         06/30/02       12,500,000
    4,881    Elgar Electronics (electronic testing equipment)                     Term B       03/31/03        4,881,140
    8,780    Intesys Technologies, Inc. (contract engineering and manufacturing)  Term B       12/31/01        8,780,488
    3,471    K-Tec Holdings (telephone and communications equipment)              Term B       02/01/03        3,471,269
    3,968    K-Tec Holdings                                                       Term C       02/01/04        3,967,647
    5,360    Packard Bell Electronics, Inc. (personal computer manufacturer)      Revolver     04/18/97        5,359,564
   15,000    PSC Incorporated (scanning equipment)                                Term B       06/28/02       15,000,000
                                                                                                          --------------
                                                                                                              60,722,820
                                                                                                          --------------
             FOOD/TOBACCO PRODUCTS AND SERVICES: 4.8%
    2,563    Bumble Bee Seafoods, Inc. (canned seafood)                           Term A       09/15/96        2,562,500
    3,750    Bumble Bee Seafoods, Inc.                                            Term B       09/15/96        3,750,000
    4,478    Edward's Baking Co. (food service bakery)                            Term B       09/30/02        4,477,500
   25,000    Favorite Brands International (confectionary manufacturer)           Term B       08/01/04       25,000,000
    2,500    Liggett Group Inc. (tobacco products)                                Revolver     09/15/97        2,500,000
    2,162    Tom's Foods, Inc. (snack foods) (1)                                  Term         12/31/98          864,905
    7,385    Van De Kamp's (frozen foods)                                         Term B       04/30/03        7,384,615
    4,615    Van De Kamp's                                                        Term C       09/30/03        4,615,385
                                                                                                          --------------
                                                                                                              51,154,905
                                                                                                          --------------
             FOOD STORES: 7.0%
    6,202    Dominick's Finer Foods, Inc. (Chicago area supermarkets)             Term C       03/31/03        6,217,878
    6,202    Dominick's Finer Foods, Inc.                                         Term D       09/30/03        6,217,878
    1,000    @ New Almac's Inc. (Rhode Island supermarkets) (3)                   Sr. Note     11/18/01          390,000
       40    @   New Almac's Inc. (3)                                             Sr. Note     11/18/04           15,722

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             FOOD STORES (CONTINUED)
$   6,723    Ralph's Grocery Co. (Southern California supermarkets)               Term B       06/15/02   $    6,756,317
    6,726    Ralph's Grocery Co.                                                  Term C       06/15/03        6,759,275
    4,988    Ralph's Grocery Co.                                                  Term D       06/15/04        5,013,042
   11,675    Smith's Food & Drug Co. (western states supermarkets)                Term A       08/31/02       11,733,131
    4,988    Smith's Food & Drug Co.                                              Term B       08/31/02        5,012,438
    4,988    Smith's Food & Drug Co.                                              Term C       08/31/04        5,012,437
    4,988    Smith's Food & Drug Co.                                              Term D       08/31/04        5,012,437
   16,333    Star Markets Co., Inc. (Boston area supermarkets)                    Term B       12/31/01       16,332,895
                                                                                                          --------------
                                                                                                              74,473,450
                                                                                                          --------------
             FURNITURE & GARDEN PRODUCTS: 2.6%
    2,472    Interco (furniture)                                                  Term B       03/29/03        2,472,429
      460    Interco                                                              Term C       03/29/04          459,698
   17,500    Lifestyle Furnishings International (furniture)                      Term B       06/20/04       17,500,000
    6,957    Simmons Company (mattress manufacturer)                              Term B       03/31/03        6,956,774
                                                                                                          --------------
                                                                                                              27,388,901
                                                                                                          --------------
             GENERAL MERCHANDISE RETAILING: 8.6%
   50,000    Kmart Corp. (general merchandise retailer)                           Term         12/19/99       50,000,000
   19,700    Liberty House, Inc. (Hawaiian department store chain)                Term B       06/30/02       19,700,000
    6,919    Peebles, Inc. (department store chain)                               Term A       04/30/01        6,919,187
    7,901    Peebles, Inc.                                                        Term B       04/30/02        7,900,750
    3,504    Saks and Company (general merchandise retailer)                      Term A       06/30/00        3,504,428
    1,413    Saks and Company                                                     Term B       06/30/98        1,413,481
    2,183    Saks and Company                                                     Term B3      06/30/00        2,182,887
                                                                                                          --------------
                                                                                                              91,620,733
                                                                                                          --------------
             HEALTH CARE SERVICES: 3.9%
    7,260    Community Health Systems (hospitals)                                 Term B       12/31/03        7,260,274
    7,260    Community Health Systems                                             Term C       12/31/04        7,260,274
    5,479    Community Health Systems                                             Term D       12/31/05        5,479,452
    6,000    Covenant Care, Inc. (long-term healthcare facilities)                Term         06/30/99        6,000,000
    4,853    H.E.C. Investments, Inc. (health club operator)                      Term A       12/31/00        4,852,941
    7,000    H.E.C. Investments, Inc.                                             Term B       12/31/99        7,000,000
    3,261    Mediq/PRN Life Support Inc. (hospital equipment leasing)             Term         09/28/98        3,260,799
                                                                                                          --------------
                                                                                                              41,113,740
                                                                                                          --------------
             HEALTH & BEAUTY PRODUCTS: 2.6%
   17,375    ICON Health & Fitness Co. (exercise equipment)                       Term B       11/14/01       17,375,000
   10,000    Revlon Inc. (cosmetics manufacturer)                                 Term         12/31/00       10,000,000
                                                                                                          --------------
                                                                                                              27,375,000
                                                                                                          --------------
             INDUSTRIAL CHEMICALS: 2.3%
    9,250    Cedar Chemical Corp. (specialized chemicals)                         Term B       10/30/03        9,250,000
   10,000    Sterling Chemicals (industrial chemicals)                            Term B       09/30/04       10,000,000
    5,000    Texas Petrochemicals (industrial chemicals)                          Term B       06/30/04        5,000,000
                                                                                                          --------------
                                                                                                              24,250,000
                                                                                                          --------------

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             INDUSTRIAL EQUIPMENT: 4.1%
$   2,836    Calmar (non-aerosol fluid dispensing systems)                        Term A       09/15/03   $    2,835,714
    2,127    Calmar                                                               Term B       03/15/04        2,126,786
    9,947    Graphic Controls Corp. (industrial and medical charts)               Term B       09/28/03        9,947,195
    5,063    Intermetro Industries Inc. (storage and material transport
             products)                                                            Term B       06/30/03        5,062,500
    3,938    Intermetro Industries Inc.                                           Term C       06/30/04        3,937,500
    4,961    Jackson Products, Inc. (industrial safety equipment manufacturer)    Term B       09/01/03        4,960,870
    4,963    Jackson Products, Inc.                                               Term C       09/01/02        4,962,500
    9,929    Schrader, Inc. (fluid/air control valve manufacturer)                Term B       11/30/02        9,928,572
                                                                                                          --------------
                                                                                                              43,761,637
                                                                                                          --------------
             INDUSTRIAL SERVICES: 2.2%
   13,750    Clean Harbors (environmental services)                               Term         05/08/00       13,750,000
    9,880    Primeco, Inc. (equipment rental)                                     Term         12/31/00        9,880,000
                                                                                                          --------------
                                                                                                              23,630,000
                                                                                                          --------------
             MEDIA/BROADCAST: 8.3%
    4,600    Benedek Broadcasting Corp. (broadcasting)                            Axel A (A)   12/05/02        4,600,000
    4,500    Benedek Broadcasting Corp.                                           Axel B (A)   12/05/02        4,500,000
    7,250    Eller Media Company (outdoor advertising)                            Term         12/31/03        7,250,000
   10,000    FrontierVision (cable television)                                    Term B       06/30/05       10,000,000
   10,000    Intermedia Partners IV (cable television)                            Term         01/01/05       10,000,000
    4,866    Maryland Cable (cable television)                                    Term A       12/31/02        4,866,495
    7,788    Maryland Cable                                                       Term B       12/31/02        7,788,206
   10,000    Metro-Goldwyn-Mayer, Inc. (film library)                             Term         04/15/97       10,000,000
    5,844    Outdoor Systems, Inc. (outdoor advertising)                          Term B       12/31/02        5,843,750
    5,844    Outdoor Systems, Inc.                                                Term C       12/31/03        5,843,750
    8,000    Panavision International, Inc. (motion picture cameras)              Term B       03/31/04        8,000,000
    9,900    Phoenix Associates, Inc. (cable television)                          Term B       12/31/99        9,900,000
                                                                                                          --------------
                                                                                                              88,592,201
                                                                                                          --------------
             METAL PRODUCTS: 3.4%
    9,925    GS Technologies (metal products fabricator)                          Term         09/30/02        9,925,000
    9,444    Hayes Wheels International (automotive wheels)                       Term B       07/31/04        9,444,444
    7,556    Hayes Wheels International                                           Term C       07/31/04        7,555,556
      800    National Refractories Inc. (kiln lining materials)                   Term B       09/30/99          800,000
    5,000    National Refractories Inc.                                           Term C       09/30/99        5,000,000
    3,250    Triangle Wire and Cable Inc. (metal products fabricator)             Revolver     03/28/97        3,250,000
                                                                                                          --------------
                                                                                                              35,975,000
                                                                                                          --------------
             MISCELLANEOUS COMPANIES: 1.3%
    4,255    Dade International (medical testing equipment manufacturer)          Term B       12/31/04        4,254,545
    4,255    Dade International                                                   Term C       12/31/04        4,254,545
    4,491    Dade International                                                   Term D       12/31/04        4,490,910
      263    General Aquatics, Inc. (swimming pool manufacturer)                  Term         06/30/00          263,292
                                                                                                          --------------
                                                                                                              13,263,292
                                                                                                          --------------

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
             PAPER PRODUCTS: 3.7%
$   6,979    Mail-Well Corp. (envelopes and specialty printing)                   Term B       07/31/03   $    6,979,164
    5,000    RIC Holdings, Inc. (packaging and paper products)                    Term A       02/28/03        5,000,000
   17,857    RIC Holdings, Inc.                                                   Term B       02/27/04       17,857,143
    7,143    RIC Holdings, Inc.                                                   Term C       08/31/04        7,142,857
    2,827    Supremex, Inc. (Canadian envelope manufacturer)                      Term B       07/31/03        2,826,525
                                                                                                          --------------
                                                                                                              39,805,689
                                                                                                          --------------
             PUBLISHING AND INFORMATION SERVICES: 1.6%
    7,470    NBC Acquisition (wholesale and retail textbooks)                     Term         08/31/03        7,470,000
    5,000    Softworld Services (software fulfillment services)                   Term A       06/30/00        5,000,000
    5,000    Softworld Services                                                   Term B       06/30/01        5,000,000
                                                                                                          --------------
                                                                                                              17,470,000
                                                                                                          --------------
             RESTAURANTS: 1.6%
   12,761    America's Favorite Chicken Co. (food service franchisor)             Term A       10/31/01       12,760,614
    4,028    Long John Silvers Inc. (quick service seafood restaurant chain)      Bridge       09/30/97        4,027,554
      177    Long John Silvers Inc.                                               Term-PIK     09/30/97          176,694
                                                                                                          --------------
                                                                                                              16,964,862
                                                                                                          --------------
             SPECIALTY RETAILING: 2.6%
      340    American Blind & Wallpaper (home furnishings retailer)               Term         10/31/96          340,409
    4,844    Camelot Music, Inc. (music stores) (3)                               Term B       02/28/02        3,148,821
    7,093    Color Tile, Inc. (home improvement retailer) (3)                     Term A       12/31/96        5,461,867
    8,035    Color Tile, Inc. (3)                                                 Term C       12/31/98        6,186,861
    1,244    Color Tile, Inc. (D.I.P.) (3)                                        Revolver     12/31/98        1,243,577
    2,484    M & H Drugs, Inc. (Midwestern retail drugstores)                     Term         12/31/96        2,422,080
    8,825    Murray's Discount Auto Parts (auto parts retailer)                   Term         09/30/01        8,824,745
                                                                                                          --------------
                                                                                                              27,628,360
                                                                                                          --------------
             TEXTILE & LEATHER PRODUCTS: 1.4%
    1,920    Blackstone Capital (carpet manufacturer)                             Term         01/13/97        1,920,000
      580    Blackstone Capital                                                   Term         01/13/97          580,000
   10,000    Glenoit Mills, Inc. (specialty and decorative fabrics)               Term         03/31/00       10,000,000
    2,500    Wasserstein (carpet manufacturer)                                    Term         01/13/97        2,500,000
                                                                                                          --------------
                                                                                                              15,000,000
                                                                                                          --------------
             TRANSPORTATION: 1.9%
    5,000    Cruise Ship L.L.C. (cruise ship operator)                            Term         07/01/01        5,000,000
    7,339    Sky Chef's International, Inc. (airline food service)                Term B       09/15/01        7,347,830
    1,616    Sky Chef's International, Inc.                                       Term C       09/15/03        1,619,971
    5,886    Sky Chef's International, Inc.                                       Term B       09/15/01        5,910,361
                                                                                                          --------------
                                                                                                              19,878,162
                                                                                                          --------------
             Total Senior Loan Interests - 98.6%                                                           1,049,886,435
                                                                                                          --------------
             (Cost $1,059,970,525)

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              LOAN       STATED
 (000'S)                              INDUSTRY/BORROWER                              TYPE      MATURITY       VALUE
---------    -------------------------------------------------------------------  -----------  --------   --------------
                                         OTHER CORPORATE DEBT
             DIVERSIFIED MANUFACTURING: 0.6%
$   6,000    Capital Tool & Design (brake backing plates)                         Sub. Note    07/26/03   $    6,000,000
                                                                                                          --------------
             FOOD STORES: 0.0%
    1,111    @ New Almac's Inc. (formerly Almac's, Rhode Island
               supermarkets) (3)                                                  Sub. Note    12/01/04               --
                                                                                                          --------------
             Total Other Corporate Debt - 0.6%                                                                 6,000,000
                                                                                                          --------------
             (Cost $6,848,197)

                                   COMMON STOCK AND PREFERRED STOCK

  SHARES
----------
             DIVERSIFIED MANUFACTURING: 0.0%
     2,633   @ KDI Corp.--common (defense and leisure products) (2)                                                 --
                                                                                                           -----------
             MISCELLANEOUS COMPANIES: 0.0%
    26,121   @ General Aquatics, Inc.--common (swimming pool manufacturer) (R)                                 156,700
                                                                                                           -----------
             RESTAURANTS: 0.4%
   413,980   @ America's Favorite Chicken Co.--common (quick service restaurant chain) (R)                   1,373,141
    24,848   America's Favorite Chicken Co.--preferred (quick service restaurant chain) (R)                  2,484,800
    17,664   @ Flagstar, Inc.--common (family restaurants, institutional food service companies)                46,368
                                                                                                           -----------
                                                                                                             3,904,309
                                                                                                           -----------
             TEXTILES: 0.2%
    12,764   @ Dan River (Braelan) Corp.--common (diversified textiles) (R)                                  2,288,045
                                                                                                           -----------
                                                                                                             6,349,054
             Total Common Stock and Preferred Stock - 0.6%
                                                                                                           -----------
             (Cost $4,462,495)
             STOCK PURCHASE WARRANTS AND OTHER SECURITIES
         1   @ Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and
               manufacturer of wagering equipment), Expires 10/30/03 (R)                                   $    57,494
    80,634   @ Capital Tool & Design, Warrants representing 80,634 common shares
               (brake backing plates) (R)                                                                      143,530
    19,000   @ Covenant Care, Inc., Warrants representing 19,000 common shares
               (long-term healthcare facilities) (R)                                                           285,000
         1   @ Cruise Ship, L.L.C., Warrant representing 4,105 voting shares (cruise ship operator) (R)        129,446
         1   @ Cruise Ship, L.L.C., Warrant representing 4,666 non-voting shares (R)                           147,136
    26,606   @ KDI Corp. Units of Trust (defense and leisure products) (R)(2)                                       --
         1   @ Staff Capital, L.P., Warrant to purchase 0.5% of the Common Limited Partnership
               Units (payroll and human resource services), Expires 11/05/03 (R)                               614,789
         1   @ Staff Capital, L.P., Warrant to purchase 0.5% of the Preferred Limited Partnership
                                                                                                                61,000
             Units, Expires 11/05/03 (R)
    45,000   @ Victory Holding Corp., Warrants representing 45,000 common shares
                                                                                                                    --
             (Rhode Island supermarkets), Expires 12/01/01 (R)(3)
                                                                                                           -----------
             Total Stock Purchase Warrants and Other Securities - 0.1%                                       1,438,395
             (Cost $60,927)
                                                                                                           -----------

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                          SHORT-TERM INVESTMENTS

PRINCIPAL
  AMOUNT
 (000'S)                                                                                                     VALUE
----------                                                                                               --------------
             COMMERCIAL PAPER: 0.1%
$      800   GE Capital Corp., 5.10% Due 09/03/96                                                        $      799,773
                                                                                                         --------------
                 Total Short-Term Investments - 0.1%                                                            799,773
                 (Cost $799,773)
                                                                                                         --------------

                 TOTAL INVESTMENTS - 100.0%                                                              $1,064,473,657
                 (COST $1,072,141,977)
                                                                                                          =============

-------------------
  @ Non-income producing security

 (A) Axel describes an amortizing extended term loan with limited call protection.

 (R) Restricted security

   * Senior loan interests, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loan interests bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.

 (1) The borrower is restructuring and interest is being recognized as cash payments are received.

 (2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.

 (3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.

 (4) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,072,141,977 and net unrealized depreciation consists of the following:

             Gross Unrealized Appreciation                                                                $  4,990,929
             Gross Unrealized Depreciation                                                                 (12,659,249)
                                                                                                          ------------
               Net Unrealized Depreciation                                                                $ (7,668,320)
                                                                                                           ===========

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,072,141,977)                       $1,064,473,657
Dividends and interest receivable                                                   8,591,980
Prepaid facility fees                                                                 422,017
Prepaid expenses                                                                      120,650
                                                                                -------------
     Total assets                                                               1,073,608,304
                                                                                -------------
LIABILITIES:
Notes payable                                                                     197,000,000
Deferred facility fees                                                              5,776,486
Accrued interest payable                                                            1,190,194
Accrued management fees                                                               699,275
Overdraft payable to custodian                                                        892,452
Accrued administration fees                                                           121,954
Accrued expenses                                                                      622,353
                                                                                -------------
     Total liabilities                                                            206,302,714
                                                                                -------------
NET ASSETS (equivalent to $9.60 per share, based on 90,355,152 shares outstanding, unlimited number of shares of beneficial interest
  authorized, no par value)                                                    $  867,305,590
                                                                               ==============
Net Assets Consist of:
  Paid-in capital                                                              $  871,819,408
  Undistributed net investment income                                               9,481,619
  Accumulated net realized loss on investments                                     (6,327,117)
  Net unrealized depreciation of investments                                       (7,668,320)
                                                                                -------------
          Net assets                                                           $  867,305,590
                                                                               ==============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Six Months Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                                         $ 39,168,095
Facility fees earned                                                                3,295,607
Other                                                                                 921,866
Dividends                                                                              36,443
                                                                                 ------------
  Total investment income                                                          43,422,011
                                                                                 ------------
EXPENSES:
Investment management fees                                                          3,713,854
Interest expense                                                                    1,194,898
Administration fees                                                                   656,673
Transfer agent and registrar fees                                                     391,336
Miscellaneous expense                                                                 320,076
Recordkeeping and pricing fees                                                        173,927
Security loan fees                                                                    147,751
Professional fees                                                                      92,592
Reports to shareholders                                                                86,964
Custodian fees                                                                         61,095
Trustees' fees                                                                         43,482
Insurance expense                                                                      18,703
                                                                                 ------------
  Total expenses                                                                    6,901,351
                                                                                 ------------
  Less: Earnings credits                                                              (17,613)
  Net expenses                                                                      6,883,738
                                                                                 ------------
       Net investment income                                                       36,538,273
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments                                                    1,583,402
Change in unrealized depreciation of investments                                   (2,954,878)
                                                                                 ------------
  Net loss on investments                                                          (1,371,476)
                                                                                 ------------
       Net increase in net assets resulting from operations                      $ 35,166,797
                                                                                 ============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED
                                                                   AUGUST 31,         YEAR ENDED
                                                                      1996           FEBRUARY 29,
                                                                  (UNAUDITED)            1996
                                                                ----------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                             $ 36,538,273       $ 79,824,660
Net realized gain (loss) on investments                              1,583,402         (3,827,587)
Change in unrealized depreciation of investments                    (2,954,878)        (3,260,231)
                                                                  ------------       ------------
  Net increase in net assets resulting from operations              35,166,797         72,736,842
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                           (36,167,238)       (76,983,896)
CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                  5,368,440                 --
Net increase in net assets derived from the sale of shares in
  connection with rights offering                                           --            101,482
                                                                  ------------       ------------
  Total increase (decrease) in net assets                            4,367,999         (4,145,572)
NET ASSETS:
Beginning of period                                                862,937,591        867,083,163
                                                                  ------------       ------------
End of period (including undistributed net investment income
  of $9,481,619 and $9,110,584, respectively)                     $867,305,590       $862,937,591
                                                                  ============       ============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received                                                             $  40,884,855
  Dividends received                                                                   36,443
  Facility fees received                                                            3,991,253
  Commitment fees received                                                             64,724
  Other income received                                                               947,998
  Operating expenses paid                                                          (6,077,871)
  Net proceeds of short-term investments                                           37,577,689
  Purchases of portfolio securities                                              (618,873,393)
  Proceeds from disposition of portfolio securities                               368,869,194
                                                                                -------------
       Net cash used for operating activities                                    (172,579,108)
                                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid                                                                  (30,798,798)
  Loan advance                                                                    197,000,000
                                                                                -------------
       Net cash provided by financing activities                                  166,201,202
                                                                                -------------
  Net increase in cash                                                             (6,377,906)
  Cash at beginning of period                                                       5,485,454
                                                                                -------------
  Cash at end of period                                                         $    (892,452)
                                                                                =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                             35,166,797
                                                                                -------------
  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
     Increase in investments in securities                                       (209,522,259)
     Decrease in dividends and interest receivable                                    343,861
     Increase in prepaid facility fees                                               (422,017)
     Increase in prepaid expenses                                                     (29,115)
     Increase in deferred facility fees                                               695,646
     Increase in accrued interest payable                                           1,190,194
     Decrease in accrued expenses                                                      (2,215)
                                                                                -------------
     Total adjustments                                                           (207,745,905)
                                                                                -------------
       Net cash used for operating activities                                   $(172,579,108)
                                                                                =============

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED
                                                     AUGUST 31,           YEAR ENDED          YEARS ENDED FEBRUARY 28,
                                                        1996             FEBRUARY 29,         -------------------------
                                                     (UNAUDITED)           1996(6)              1995             1994
                                                     -----------         ------------         --------         --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $    9.61            $   9.66           $  10.02         $  10.05
                                                       --------            --------           --------         --------
Net investment income                                      0.40                0.89               0.74             0.60
Net realized and unrealized gain (loss) on
  investments                                             (0.01)              (0.08)              0.07            (0.05)
                                                       --------            --------           --------         --------
Increase in net asset value from investment
  operations                                               0.39                0.81               0.81             0.55
                                                       --------            --------           --------         --------
Distributions from net investment income                  (0.40)              (0.86)             (0.73)           (0.60)
                                                       --------            --------           --------         --------
Reduction in net asset value from rights offering            --                  --              (0.44)              --
Increase in net asset value from repurchase of
  capital stock                                              --                  --                 --             0.02
                                                       --------            --------           --------         --------
Net asset value, end of period                        $    9.60            $   9.61           $   9.66         $  10.02
                                                       ========            ========           ========         ========
Closing market price at end of period                 $    9.88            $   9.50           $   8.75         $   9.25
TOTAL RETURN
Total investment return at closing market
  price (3)                                                8.40%              19.19%              3.27%(5)         8.06%
Total investment return at closing net asset
  value (4)                                                4.18%               9.21%              5.24%(5)         6.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $ 867,306            $862,938           $867,083         $719,979
Ratios to average net assets:
  Expenses                                                 1.58%(1)            1.23%              1.30%            1.31%
  Net investment income                                    8.41%(1)            9.23%              7.59%            6.04%
Portfolio turnover rate                                      42%                 88%               108%              87%
Shares outstanding at end of period (000's)              90,355              89,794             89,794           71,835
Average daily bank loans outstanding during the
  period (000's)                                      $  40,054            $     --           $  2,811         $     --
Average monthly shares outstanding during the
  period (000's)                                         90,010              89,794             74,598               --
Average daily bank loans per share during the
  period                                              $    0.45            $     --           $   0.04         $     --

---------------
* Commencement of operations.

(1) Annualized.

(2) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.95%(1), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratio of net investment income to average net assets was 8.91%(1), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993 covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period (Continued)
--------------------------------------------------------------------------------

                                         YEAR ENDED       YEAR ENDED      YEARS ENDED FEBRUARY 28,       MAY 12, 1988*
                                        FEBRUARY 28,     FEBRUARY 29,     -------------------------     TO FEBRUARY 28,
                                            1993             1992            1991           1990             1989
                                        ------------     ------------     ----------     ----------     ---------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period      $   9.96         $   9.97       $    10.00     $    10.00        $   10.00
                                          --------         --------         --------     ----------        ---------
Net investment income                         0.60             0.76             0.98           1.06             0.72

Net realized and unrealized gain
  (loss) on investments                       0.01            (0.02)           (0.05)            --               --
                                          --------         --------         --------     ----------        ---------
Increase in net asset value from
  investment operations                       0.61             0.74             0.93           1.06             0.72
                                          --------         --------         --------     ----------        ---------
Distributions from net
  investment income                          (0.57)           (0.75)           (0.96)         (1.06)           (0.72)
                                          --------         --------         --------     ----------        ---------
Reduction in net asset value from
  rights offering                               --               --               --             --               --
Increase in net asset value from
  repurchase of capital stock                 0.05               --               --             --               --
                                          --------         --------         --------     ----------        ---------
Net asset value, end of period            $  10.05         $   9.96       $     9.97     $    10.00        $   10.00
                                          ========         ========         ========     ==========        =========
Closing market price at
  end of period                           $   9.13               --               --             --               --
TOTAL RETURN
Total investment return at closing
  market price (3)                           10.89%              --               --             --               --
Total investment return at closing
  net asset value (4)                         7.29%            7.71%            9.74%         11.13%            7.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)         $738,810         $874,104       $1,158,224     $1,036,470        $ 252,998
Ratios to average net assets:
  Expenses                                    1.42%            1.42%(2)         1.38%          1.46%(2)         1.18%(1)(2)
  Net investment income                       5.88%            7.62%(2)         9.71%         10.32%(2)         9.68%(1)(2)
Portfolio turnover rate                         81%              53%              55%           100%              49%(1)
Shares outstanding at end of
  period (000's)                            73,544           87,782          116,022        103,660           25,294
Average daily bank loans outstanding
  during the period (000's)               $    636         $  8,011       $    2,241     $       --        $      --
Average monthly shares outstanding
  during the period (000's)                 79,394          102,267          114,350             --               --
Average daily bank loans per share
  during the period                       $   0.01         $   0.08       $     0.02     $       --        $      --

---------------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.

(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Pilgrim America Prime Rate Trust (the "Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior loan interests which are exempt from registration under the Securities Act of 1933 but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, London Inter-Bank Offered Rate (LIBOR), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loan interests are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loan interests has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loan interests for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Trust. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    dividend date. Facility fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale of bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2 - INVESTMENTS

For the six-months ended August 31, 1996, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $618,873,393 and $368,869,194, respectively. At August 31, 1996, the
Trust held senior loans valued at $1,049,886,435 representing 98.6% of its total investments. The Trust had $197.0 million outstanding under its revolving credit facility on August 31, 1996. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loan interests acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loan interests held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                      DATES OF         COST OR
                                                                    ACQUISITION     ASSIGNED BASIS
                                                                    ------------    --------------
America's Favorite Chicken Co.-Common                                   11/05/92      $        1
America's Favorite Chicken Co.-Preferred                                11/05/92       2,484,761
Autotote Systems, Inc.-Warrant                                          11/11/92              --
Capital Tool & Design-Warrant                                           07/26/96              --
Covenant Care, Inc.-Warrants                                            12/22/95              --
Cruise Ship, LLC-Warrant, Voting Share                                  09/13/95              --
Cruise Ship, LLC-Warrant, Non-Voting Share                              09/13/95              --
Dan River (Braelen) Corp.-Common                                        09/15/91       1,529,753
General Acquatics, Inc.-Common                                          09/19/95         193,619
KDI Corp. Units of Trust                                                09/19/95              --
Staff Capital, L.P., Common Warrant                                     09/01/95             100
Staff Capital, L.P., Preferred Warrant                                  09/01/95          61,000
Victory Holding Corp.-Warrants                                          11/18/94              --
                                                                                      ----------
Total restricted securities excluding senior loans (market value
  of $5,453,036 was 0.63% of net assets at August 31, 1996)                           $4,269,234
                                                                                      ==========

At February 29, 1996, the Trust had a capital loss carryforward for federal income tax purposes of approximately $7,557,291 which is scheduled to expire through February 28, 2004.

NOTE 3 - MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with the Manager, a wholly-owned subsidiary of Pilgrim America Group, Inc. ("PAG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million. At August 31, 1996, the Trust owed the Manager $699,275 in investment management fees.

The Manager has agreed to reduce its fee for a period of three years from the Expiration Date to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million. At August 31, 1996, the Trust owed the Manager $121,954 in administration fees.

NOTE 4 - COMMITMENTS

The Trust has entered into a four year revolving credit agreement to borrow up to $285 million from a syndicate of major banks. The borrowing rate under this loan agreement is 0.50% over LIBOR, or if lower, the federal funds rate. The Trust will also pay a 0.125% fee for any unborrowed amount. The amount of borrowings outstanding at August 31, 1996, was $197 million.

As of August 31, 1996, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Atlas Air                   $10,472,078     Packard Bell Electronics, Inc.    $ 9,640,436
Color Tile, Inc.                659,857     Presley Companies                   2,000,000
Edward's Baking Co.           1,011,250     Rowe International, Inc.              100,000
Grimes Aerospace Corp.        1,442,947     Smith's Food & Drug Co.             6,825,193
Liggett Group, Inc.           1,500,000     Titanium Metals, Inc.               5,000,000
Marvel IV Holdings           16,920,000     Triangle Wire and Cable, Inc.       2,903,846
                                                                              -----------
                                                                              $58,475,607
                                                                              -----------
                                                                              -----------

At a meeting of the Board of Trustees held on July 16, 1992, the Trustees authorized the Trust to institute a $75,000,000 Repurchase Program, whereby the Trust would repurchase shares of its outstanding stock on the New York Stock Exchange. At their April 21, 1993 meeting, the Board of Trustees authorized an additional $25,000,000 Repurchase Program. As of August 31, 1996, the Trust had repurchased 8,392,000 shares of its common stock at a total cost of $78,788,625 pursuant to the Repurchase Programs. The weighted average discount per share between the cost of the repurchases and the net asset value applicable to such shares at the date of repurchase was 5.8%.

NOTE 5 - RIGHTS OFFERING

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 - CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the six months ended August 31, 1996, the Trust received earnings credits of $17,613.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

NOTE 7 - SUBSEQUENT EVENTS

On September 16, 1996, the Trust's Board of Trustees approved the filing of a Form N-2 registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") regarding the proposed offering of additional shares of beneficial interest of the Trust pursuant to a non-transferable rights offering. The Registration Statement contemplates that the Trust will issue to shareholders one non-transferable right for each full share of the Trust's Common Shares owned. Shareholders would be entitled to acquire one common share for each five rights held at a price equal to 97.5% of the lower of (i) the average of the last reported sales price of a share of the Trust's Common Shares on the New York Stock Exchange on the pricing date and the four preceding business days or (ii) the net asset value of a share of the Trust's Common Shares on the pricing date. The Trust will not issue any rights until the Registration Statement is declared effective by the SEC.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                 MANAGEMENT'S ADDITIONAL OPERATING INFORMATION

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting of held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.

The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

------------------------------------------------------
------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE INVESTMENT MANAGER OR ANY OF THE DEALER MANAGERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THE PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.
                               ------------------
                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Prospectus Summary...................    3
Trust Expenses.......................    7
Financial Highlights And Investment
  Performance........................    9
The Offer............................   16
Use Of Proceeds......................   24
Investment Objective and Policies....   25
Risk Factors and Special
  Considerations.....................   27
General Information On Senior Loans..   29
Description of the Common Shares.....   31
Investment Management and Other
  Services...........................   32
Dividends and Distributions..........   34
Tax Matters..........................   34
Distribution Arrangements............   35
Legal Matters........................   36
Experts..............................   36
Registration Statement...............   36
Financial Statements.................   36
Table of Contents of Statement of
  Additional Information.............   36
Appendix I: Financial Statements
  dated August 31, 1996..............  F-1

------------------------------------------------------
------------------------------------------------------

------------------------------------------------------
------------------------------------------------------
                                   18,122,963
                         Shares of Beneficial Interest

                                     [LOGO]

                           Issuable Upon Exercise of

                           Non-Transferable Rights to
                               Subscribe for Such
                         Shares of Beneficial Interest

                               -----------------
                                   PROSPECTUS
                                ----------------

                                DEALER MANAGERS
                       PRUDENTLAL SECURLTLES INCORPORATED

                              MERRILL LYNCH & CO.
                                October 18, 1996
             ------------------------------------------------------
             ------------------------------------------------------